            As filed with the Securities and Exchange Commission
                              on April 28, 1999


                           Registration No. 33-56658

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.  ___                     [ ]
     Post-Effective Amendment No.  12                     [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  21                                    [X]


                      (Check appropriate box or boxes)

        Separate Account I of National Integrity Life Insurance Company
                          (Exact Name of Registrant)

                   National Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
       (Address of Depositor's Principal Executive Offices)    (Zip Code)
        Depositor's Telephone Number, including Area Code  (502) 582-7900

                                 Kevin L. Howard
                    National Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

   / /  immediately upon filing pursuant to paragraph (b) of Rule 485


   /X/  on May 1, 1999 pursuant to paragraph (b) of Rule 485


   / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485


   / /  (date)pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

   / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


                              GRANDMASTER III
                     FLEXIBLE PREMIUM VARIABLE ANNUITY
            issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes a flexible premium variable annuity contract offered by National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS.



Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund
(VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS or PORTFOLIO). The Portfolios are managed by Fidelity Management & Research Company. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:



-   VIP Money Market Portfolio: Initial Class             -   VIP II Investment Grade Bond Portfolio: Initial Class
-   VIP High Income Portfolio: Initial Class              -   VIP II Asset Manager Portfolio: Initial Class
-   VIP Equity-Income Portfolio: Initial Class            -   VIP II Index 500 Portfolio: Initial Class
-   VIP Growth Portfolio: Initial Class                   -   VIP II Contrafund Portfolio: Initial Class
-   VIP Overseas Portfolio: Initial Class                 -   VIP II Asset Manager: Growth Portfolio: Initial Class
-   VIP III Balanced Portfolio: Initial Class             -   VIP III Growth Opportunities Portfolio: Initial Class
-   VIP III Growth & Income Portfolio: Initial Class      -   VIP III Mid Cap Portfolio: Service Class



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.


This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.

For further information and assistance, contact our Administrative Office at National Integrity Life Insurance Company, 15 Matthews Street, Suite 200, Goshen, New York, 10924. You may also call the following toll-free number:
1-800-433-1778.


A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.


THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


You can review and copy information about GrandMaster III at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about GrandMaster III on the SEC's Internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


The date of this Prospectus is May 1, 1999.

                       TABLE OF CONTENTS



PART 1 - SUMMARY                                                     PAGE
Your Variable Annuity Contract.........................................1
Your Benefits..........................................................1
How Your Contract is Taxed.............................................1
Your Contributions.....................................................1
Your Investment Options................................................1
Account Value, Adjusted Account Value and Cash Value ..................2
Transfers..............................................................
Charges and Fees.......................................................2
Withdrawals............................................................2
Your Initial Right to Revoke...........................................2
Risk/Return Summary: Investments and Risks.............................2
Year 2000..............................................................3
Table of Annual Fees and Expenses......................................3
Examples...............................................................5

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT


National Integrity Life Insurance Company..............................6
The Separate Account and the Variable Account Options..................6
Assets of Our Separate Account.........................................6
Changes In How We Operate..............................................6

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios ........................................................7
      The Portfolios' Investment Adviser...............................7
      Investment Objectives of the Portfolios..........................7
Fixed Accounts.........................................................8
       Guaranteed Rate Options.........................................9
         Renewals of GRO Accounts.....................................10
         Market Value Adjustments.....................................10
       Systematic Transfer Option.....................................11


PART 4 - DEDUCTIONS AND CHARGES


Separate Account Charges..............................................11
Annual Administrative Charge..........................................11
Reduction or Elimination of Separate Account or
  Administrative Charges..............................................12
Portfolio Charges.....................................................12
State Premium Tax Deduction...........................................12
Contingent Withdrawal Charge..........................................12
Reduction or Elimination of the Contingent Withdrawal Charge..........13
Transfer Charge.......................................................13
Disability Waiver.....................................................13
Tax Reserve...........................................................13

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract.....................................13
Your Account Value....................................................14
Units in Our Separate Account.........................................14
How We Determine Unit Value...........................................14
Transfers.............................................................15
Withdrawals...........................................................16
Assignments...........................................................16
Death Benefits and Similar Benefit Distributions......................16
Annuity Benefits......................................................17
Annuities.............................................................17
Annuity Payments......................................................18
Timing of Payment.....................................................18
How You Make Requests and Give Instructions...........................18


PART 6 - VOTING RIGHTS


Voting Rights.........................................................18
How We Determine Your Voting Shares...................................19
How Portfolio Shares Are Voted........................................19
Separate Account Voting Rights........................................19


PART 7 - TAX ASPECTS OF THE CONTRACTS


Introduction..........................................................19
Your Contract is an Annuity...........................................19
Taxation of Annuities Generally.......................................20
Distribution-at-Death Rules...........................................21
Diversification Standards.............................................21
Tax-Favored Retirement Programs.......................................21
Federal and State Income Tax Withholding..............................21
Impact of Taxes to National Integrity.................................21
Transfers Among Investment Options....................................21


PART 8 - ADDITIONAL INFORMATION


Systematic Withdrawals................................................22
Income Plus Withdrawal Program........................................22
Dollar Cost Averaging.................................................23
Systematic Transfer Program...........................................23
Customized Asset Rebalancing..........................................23
Callan Asset Allocation and Rebalancing Program.......................23
Systematic Contributions..............................................24
Performance Information...............................................24


PART 9 - PRIOR CONTRACTS


Prior Contracts.......................................................26

GLOSSARY..............................................................30

Appendix A  -  Financial Information..................................32

Appendix B  -  Illustration of a Market Value Adjustment..............34
Appendix C  -  SAI Table of Contents..................................37


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "we," "our" and "us" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company and an indirect subsidiary of ARM Financial Group, Inc. (ARM). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all of the rights under the contract until annuity payments begin. If there are Joint Owners, they share contract rights and they must both sign for any changes or transactions. The death of the first Joint Owner to die will determine the timing of distribution.

You can invest for retirement by buying a GrandMaster III contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as they are above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 90th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.


Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.


HOW YOUR CONTRACT IS TAXED


Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.


YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000. Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS


You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."


The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.


ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus any contingent withdrawal charge and minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.


TRANSFERS


You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in
Part 5, "Transfers." Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program, or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.


A daily charge at an effective annual rate of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.

WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. You may withdraw up to 10% of your Account Value each year without paying withdrawal charges. After the first 10%, there may be a charge for withdrawals you make, based upon the length of time your money has been in your account. See "Contingent Withdrawal Charge" in Part 4.


YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Options upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the GrandMaster III Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.


YEAR 2000


Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year
2000 as 1900. This could cause many programs to malfunction. National Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES


      Sales Load on Purchases.............................................  $0
      Deferred Sales Load (as a percentage of contributions) (1)....7% Maximum
      Exchange Fee (2)..................................................... $0


ANNUAL ADMINISTRATIVE CHARGE



      Annual Administrative Charge* ...................................... $30
        * This charge applies only if the Account Value is less than
          $50,000 at the end of any contract year prior to your Retirement
          Date.  See "Annual Administrative Charge" in Part 4.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value) (3)


      Mortality and Expense Risk Fees................................. 1.20%
      Administrative Expenses.........................................  .15%
                                                                       -----
      Total Separate Account Annual Expenses.......................... 1.35%
                                                                       -----
                                                                       -----

PORTFOLIO ANNUAL EXPENSES AFTER REIMBURSEMENT
(as a percentage of average net assets)


                                                        Management       Other      Total Annual
Portfolio                                                  Fees         Expenses       Expenses
-------------                                           ----------      --------     -------------
VIP Money Market: Initial Class....................         .20%           .10%           .30%
VIP High Income: Initial Class.....................         .58%           .12%           .70%
VIP Equity-Income: Initial Class...................         .49%           .08%           .57% (4)
VIP Growth: Initial Class..........................         .59%           .07%           .66% (4)
VIP Overseas: Initial Class........................         .74%           .15%           .89% (4)
VIP II Investment Grade Bond: Initial Class........         .43%           .14%           .57%
VIP II Asset Manager: Initial Class................         .54%           .09%           .63% (4)
VIP II Index 500: Initial Class....................         .24%           .04%           .28%
VIP II Contrafund: Initial Class...................         .59%           .07%           .66% (4)
VIP II Asset Manager: Growth: Initial Class........         .59%           .13%           .72% (4)
VIP III Balanced: Initial Class....................         .44%           .14%           .58% (4)
VIP III Growth Opportunities: Initial Class........         .59%           .11%           .70% (4)
VIP III Growth & Income: Initial Class.............         .49%           .11%           .60% (4)
VIP III Mid Cap: Service Class.....................         .56%           .54%          1.10% (4)(6)


-------------------------


1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You have a free withdrawal of up to 10% of the Account Value in any contract year.



2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.



3)   See "Deductions and Charges - Separate Account Charges" in Part 4.



4) Part of the brokerage commissions that certain Portfolios pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or FMR on behalf of certain Portfolios, have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for VIP Equity-Income Portfolio, .68% for VIP Growth Portfolio, .91% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .35% for VIP II Index 500 Portfolio, .70% for VIP II Contrafund Portfolio, .73% for VIP II Asset Manager: Growth Portfolio, .59% for
     VIP III Balanced Portfolio, .71% for VIP III Growth Opportunities Portfolio, .61% for VIP III Growth & Income Portfolio, and 115.85% for VIP III Mid Cap Portfolio.

5) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

EXAMPLES

The examples below show the expenses that the Annuitant would be charged for each $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:



Portfolio                                                       1 Year      3 Years       5 Years      10 Years
---------                                                       ------      -------       -------      --------

VIP Money Market: Initial Class.............................   $ 87.66      $104.61       $123.86       $203.09
VIP High Income: Initial Class..............................   $ 91.76      $117.03       $144.77       $245.84
VIP Equity-Income: Initial Class............................   $ 90.53      $113.32       $138.53       $233.20
VIP Growth: Initial Class...................................   $ 91.55      $116.41       $143.73       $243.75
VIP Overseas: Initial Class.................................   $ 93.91      $123.51       $155.60       $267.61
VIP II Investment Grade Bond: Initial Class.................   $ 90.42      $113.01       $138.01       $232.14
VIP II Asset Manager: Initial Class.........................   $ 91.14      $115.17       $141.66       $239.54
VIP II Index 500: Initial Class.............................   $ 88.17      $106.17       $126.49       $208.53
VIP II Contrafund: Initial Class............................   $ 91.76      $117.03       $144.77       $245.84
VIP II Asset Manager: Growth: Initial Class.................   $ 92.06      $117.96       $146.32       $248.98
VIP III Balanced: Initial Class.............................   $ 90.63      $113.63       $139.06       $234.26
VIP III Growth Opportunities: Initial Class.................   $ 91.86      $117.34       $145.29       $246.89
VIP III Growth & Income: Initial Class......................   $ 90.83      $114.25       $140.10       $236.37

VIP III Mid Cap: Service Class..............................   $110.57      $153.39       $198.52       $332.09


EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE PERIOD SHOWN:



Portfolio                                                       1 Year      3 Years       5 Years      10 Years
---------                                                       ------      -------       -------      --------
VIP Money Market: Initial Class.............................    $17.66       $54.61       $ 93.86       $203.09
VIP High Income: Initial Class..............................    $21.76       $67.03       $114.77       $245.84
VIP Equity-Income: Initial Class............................    $20.53       $63.32       $108.53       $233.20
VIP Growth: Initial Class...................................    $21.55       $66.41       $113.73       $243.75
VIP Overseas: Initial Class.................................    $23.91       $73.51       $125.60       $267.61
VIP II Investment Grade Bond: Initial Class.................    $20.42       $63.01       $108.01       $232.14
VIP II Asset Manager: Initial Class.........................    $21.14       $65.17       $111.66       $239.54
VIP II Index 500: Initial Class.............................    $18.17       $56.17       $ 96.49       $208.53
VIP II Contrafund: Initial Class............................    $21.76       $67.03       $114.77       $245.84
VIP II Asset Manager: Growth: Initial Class.................    $22.06       $67.96       $116.32       $248.98
VIP III Balanced: Initial Class.............................    $20.63       $63.63       $109.06       $234.26
VIP III Growth Opportunities: Initial Class.................    $21.86       $67.34       $115.29       $246.89
VIP III Growth & Income: Initial Class......................    $20.83       $64.25       $110.10       $236.37
VIP III Mid Cap: Service Class..............................    $30.57       $93.39       $158.52       $332.09

These examples assume that all of the fixed charges of the Separate
Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The table and examples above are to help you understand the various costs and expenses that apply to your contract. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNT IS PROVIDED IN APPENDIX A.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY


National Integrity is a stock life insurance company organized under the laws of New York. Our home office is located in Goshen, New York. We are authorized to sell life insurance and annuities in nine states and the District of Columbia. We sell flexible premium annuities with underlying investment options other than the Portfolios, and fixed single premium annuities. We also provide administrative and investment support for products designed, underwritten and sold by other companies.



National Integrity is a subsidiary of ARM Financial Group, Inc., which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS


The Separate Account was established in 1986, and is maintained under the insurance laws of the State of New York. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.


ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE


We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:


- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
-  register or end the registration of the Separate Account under the 1940 Act;
- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;

- cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;

- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-433-1778.

Each of the Portfolios is an open-end diversified management investment company registered with the SEC.


The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with FMR or National Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company
(FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


VIP MONEY MARKET PORTFOLIO


VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.


VIP HIGH INCOME PORTFOLIO



VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.



VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.

VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

VIP II INVESTMENT GRADE BOND PORTFOLIO



VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.



VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                              RANGE        NEUTRAL MIX
                  Stock Class                50-100%           70%
                  Bond Class                  0-50%            25%
                  Short-Term/
                  Money Market Class          0-50%             5%

VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

VIP III BALANCED PORTFOLIO


VIP III Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower quality debt securities, when its outlook is neutral.

VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


VIP III MID CAP PORTFOLIO



FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.



FIXED ACCOUNTS



FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS



We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.



The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.


We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.


Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.


You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires.
You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.


MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals from the GRO Account and less any applicable contingent withdrawal and administrative charges, plus 3% interest compounded annually. Withdrawal charges and the administrative expense charge can invade the Minimum Value.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                               N/12                  N/12
    MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,


    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.


    N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account will be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.


For illustrations of the application of the Market Value Adjustment formula, see Appendix B.



SYSTEMATIC TRANSFER OPTION



We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program. This option may not be available in some states.


PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES


National Integrity deducts a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent.



Of the 1.35% total charge, .15% of the Account Value of the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.


National Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions.


We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION

National Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE


We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 7%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than six years prior to your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't considered in the withdrawal charge calculation. For partial withdrawals, the total amount deducted from your Account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply




     Contribution Year in Which                                    Charge as a % of the
   Withdrawn Contribution Was Made                                Contribution Withdrawn
   -------------------------------                                ----------------------
           Current..............................................           7%
           First Prior..........................................           6
           Second Prior.........................................           5
           Third Prior..........................................           4
           Fourth Prior.........................................           3
           Fifth Prior..........................................           2
           Sixth Prior             .............................           1
           Seventh Prior and earlier............................           0



We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from National Integrity either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part 5.





       REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contribution or whether there is some relationship with National Integrity. Examples of these relationships would include being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by National Integrity, or making transfers of amounts held under qualified plans sponsored by National Integrity or an affiliate. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.


TRANSFER CHARGE



If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you may make in a contract year.



DISABILITY WAIVER



We can waive withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. A hardship circumstance includes the Owner becoming disabled before attaining age 65. We can require reasonable notice and documentation including, but not limited to, a physician's certification and claim for Social Security benefits. Different hardship circumstances may apply in some states, and, in other states, may not be available at all.


TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT


You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000. We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE


Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.



UNITS IN OUR SEPARATE ACCOUNT


Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.


HOW WE DETERMINE UNIT VALUE


We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.



The unit value of each Variable Account Option for any Business Day is equal to the unit value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:


 - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

  - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).


  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS


You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part
3. Transfers from GRO s will be made according to the order in which money was originally allocated to the GRO.



The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program, or systematic transfer programs, described in Part 8.



You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.


A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first six years of your contract, there is a contingent withdrawal charge for any withdrawals other than your free withdrawals. The charge starts at 7% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.



When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in
Part 7.

ASSIGNMENTS


If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:


  (a) Your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);



  (b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and



  (c)  Your current Account Value.



The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.


Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.


The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.



The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 90th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.


Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.


ANNUITIES



Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.



If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 90th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.


We currently offer the following types of annuities:


A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.



A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.



A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

ANNUITY PAYMENTS


Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.





If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT


We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which


(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or


(3) the SEC, by order, permits us to defer action in order to protect persons with interests in the Separate Account. We can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.


HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

PART 6 - VOTING RIGHTS

VOTING RIGHTS

National Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.


If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.


HOW WE DETERMINE YOUR VOTING SHARES


You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.


HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.





YOUR CONTRACT IS AN ANNUITY


Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY


Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the

Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.


We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:


  (1)   on or after the date on which the taxpayer attains age 59 1/2;


  (2)   as a result of the Owner's death;
  (3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

  (4)   a result of the taxpayer becoming disabled within the meaning of Code
        Section 72(m)(7);

  (5)   from certain qualified plans (note, however, other penalties may apply);
  (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
  (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
  (8)   under an immediate annuity as defined in Code Section 72(u)(4);

  (9)   for the purchase of a first home (distribution up to $10,000);

  (10)  for certain higher education expenses; or
  (11)  to cover certain deductible medical expenses.

Please note that items (9), (10), and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS


National Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS


An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.


FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.


IMPACT OF TAXES ON NATIONAL INTEGRITY


The contracts allow National Integrity to charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.


Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge and no Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:


-  the date you reach age 59 1/2; or

-  five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus
Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive your form. You may end your participation in the program upon seven Business Day's prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.


If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in
Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.


SYSTEMATIC TRANSFER PROGRAM



We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.



To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.


CUSTOMIZED ASSET REBALANCING


We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.



Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.


To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.


CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.


You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.


When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.



In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.



To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.

You may terminate participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS


We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon 30 days' prior written notice. We may terminate your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.


PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns also may be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.


CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.


Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical period.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS



DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME)



This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus.


For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:


-  your Account Value

- the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals

-  your total contributions less the sum of withdrawals.



For contracts issued on or after January 1, 1995, the amount of the death benefit is the greatest of:





-  your Account Value
- the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
-  your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.





FOR CONTRACTS ISSUED BEFORE FEBRUARY 15, 1997 (IDENTIFIED UNDER GRANDMASTER II MARKETING NAME) the following rules apply even if they are different from other provisions in this prospectus:

CONTINGENT WITHDRAWAL CHARGE


There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.


No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We' ll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.


 Contribution Year in Which                                       Charge as a % of the
 Withdrawn Contribution Was Made                                 Contribution Withdrawn
 -------------------------------                                 ----------------------
          Current..............................................           7%
          First Prior..........................................           6
          Second Prior.........................................           5
          Third Prior..........................................           4
          Fourth Prior.........................................           3
          Fifth Prior..........................................           2
          Sixth Prior and Earlier..............................           0

  We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.



TABLE OF ANNUAL FEES AND EXPENSES FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

CONTRACT OWNER TRANSACTION EXPENSES
     Sales Load on Purchases.......................................... $0
     Deferred Sales Load (1)...................................7% Maximum
     Exchange Fee (2)................................................. $0
     Annual Administrative Charge (3)................................. $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A
PERCENTAGE OF AVERAGE ACCOUNT VALUE) (4)

     Mortality and Expense Risk Fees................................ 1.20%
     Administrative Expenses........................................  .15%
                                                                     -----
     Total Separate Account Annual Expenses..........................1.35%
                                                                     -----
                                                                     -----

FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (5)

                                          Management        Other         Total Annual
Portfolio                                   Fees(6)        Expenses         Expenses
---------                                   -------        --------         --------
  VIP Money Market......................     .21%            .10%                    .31%
  VIP High Income.......................     .59%            .12%                 .71%(6)
  VIP Equity-Income.....................     .50%            .08%                    .58%
  VIP Growth............................     .60%            .09%                    .69%
  VIP Overseas..........................     .75%            .17%                    .92%
  VIP II Investment Grade Bond..........     .44%            .14%                    .58%
  VIP II Asset Manager..................     .55%            .10%              .65%(6)(7)
  VIP II Index 500......................     .24%            .4%                  .28%(7)
  VIP II Contrafund.....................     .60%            .11%                 .71%(6)
  VIP II Asset Manager: Growth..........     .60%            .17%              .77%(6)(7)
  VIP III Balanced......................     .45%            .16%                 .61%(6)
  VIP III Growth Opportunities..........     .60%            .14%                 .74%(6)
  VIP III Growth & Income...............     .49%            .21%              .70%(6)(8)

-----------------------

(1) See "Deductions and Charges-Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in
Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in Part 4.

(4) See "Deductions and Charges - Separate Account Charges" in Part 4.

(5) In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .68% for VIP II Contrafund Portfolio, .76% for VIP II Asset Manager, Growth Portfolio, and .73% for VIP III Growth Opportunities Portfolio, and .60% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been
 .27%, .13%, and .40% respectively.

(8) Annualized

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                                 1 year        3 years        5 years        10 years
---------                                 ------        -------        -------        --------
VIP Money Market......................    $87.66        $104.61        $123.86        $203.09
VIP High Income.......................    $91.86        $117.34        $145.29        $246.89
VIP Equity-Income.....................    $90.53        $113.32        $138.53        $233.20
VIP Growth............................    $91.65        $116.72        $144.25        $244.80
VIP Overseas..........................    $94.11        $124.13        $156.63        $269.66
VIP II Investment Grade Bond..........    $90.53        $113.32        $138.53        $233.20
VIP II Asset Manager..................    $92.17        $118.27        $146.84        $250.03
VIP II Index 500......................    $87.45        $103.98        $122.81        $200.91
VIP II Contrafund.....................    $92.17        $118.27        $146.84        $250.03
VIP II Asset Manager: Growth..........    $93.50        $122.28        $153.55        $263.50
VIP III Balanced......................    $91.96        $117.65        $145.81        $247.94
VIP III Growth Opportunities..........    $92.47        $119.19        $148.39        $253.15
VIP III Growth & Income...............    $91.76        $117.03        $144.77        $245.84


EXPENSES PER $1,000 INVESTMENT IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                                 1 year        3 years        5 years        10 years
---------                                 ------        -------        -------        --------
VIP Money Market......................    $17.66        $54.61         $ 93.86        $203.09
VIP High Income.......................    $21.86        $67.34         $115.29        $246.89
VIP Equity-Income.....................    $20.53        $63.32         $108.53        $233.20
VIP Growth............................    $21.65        $66.72         $114.25        $244.80
VIP Overseas..........................    $24.11        $74.13         $126.63        $269.66
VIP II Investment Grade Bond..........    $20.53        $63.32         $108.53        $233.20
VIP II Asset Manager..................    $22.17        $68.27         $116.84        $250.03
VIP II Index 500......................    $17.45        $53.98         $ 92.81        $200.91
VIP II Contrafund.....................    $22.17        $68.27         $116.84        $250.03
VIP II Asset Manager: Growth..........    $23.50        $72.28         $123.55        $263.50
VIP III Balanced......................    $21.96        $67.65         $115.81        $247.94
VIP III Growth Opportunities..........    $22.47        $69.19         $118.39        $253.15
VIP III Growth & Income...............    $21.76        $67.03         $114.77        $245.84

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY AT THE END OF THE APPLICABLE PERIOD:

    Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.


RETIREMENT DATE


The Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



For contracts issued before February 15, 1997, the Callan Asset Allocation and Rebalancing Program uses the

4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the
Model.



HARDSHIP WAIVERS



For contracts issued before February 15, 1997, Hardship Waivers aren't available.



FOR CONTRACTS ISSUED BEFORE MAY 1, 1999



HARDSHIP WAIVER



We can waive withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all.



INVESTMENT OPTIONS



For contracts issued before May 1, 1999, Fidelity Investments VIP III Mid Cap Fund is not yet available.



FIXED ACCOUNTS



SYSTEMATIC TRANSFER OPTION



STO is not available for contracts issued before July 7, 1998.



ANNUITY PAYMENTS



For contracts issued before May 1, 1999, additional annuitization options may have been available.



GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



BUSINESS DAY - any day that the New York Stock Exchange is open.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.



INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.



OWNER- the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 90th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.



UNIT - a measure of your ownership interest in a variable account option.



UNIT VALUE - the value of each unit calculated on any Business Day.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

                               APPENDIX A


 FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.



                                         UNIT VALUES AND UNITS OUTSTANDING


                                         MONEY         HIGH        EQUITY-                                 INVESTMENT
                                        MARKET       INCOME         INCOME        GROWTH      OVERSEAS     GRADE BOND
                                      DIVISION     DIVISION       DIVISION      DIVISION      DIVISION       DIVISION
                                      --------     --------       --------      --------      --------       --------
          Date of Inception*            $10.00       $10.00         $10.00        $10.00        $10.00         $10.00
           December 31, 1987                 -            -              -             -             -              -
             Number of Units                 -            -              -             -             -              -
           December 31, 1988                 -            -              -             -         $9.79         $10.05
             Number of Units                 -            -              -             -         1,646          1,287
           December 31, 1989                 -            -         $10.99        $11.13        $12.08         $11.48
             Number of Units                 -            -         12,808            91         1,646          1,286
           December 31, 1990            $10.17            -          $9.54        $11.76        $11.13         $12.06
             Number of Units             2,001            -         10,281            90         1,697          1,283
           December 31, 1991            $10.64            -         $13.63        $19.12        $13.63         $12.25
             Number of Units             3,961            -         12,059           927         2,789              -
           December 31, 1992            $10.90            -         $15.72        $20.62        $12.01         $13.44
             Number of Units             2,744            -        32,842         30,140         3,816          5,995
           December 31, 1993            $11.10       $11.22        $18.33         $24.29        $16.25         $14.72
             Number of Units           109,685      120,243       192,745        136,418        97,667         52,787
           December 31, 1994            $11.42       $10.90        $19.37         $23.95        $16.31         $13.98
             Number of Units           782,370      512,098       503,403        372,307       432,518         97,548
           December 31, 1995            $11.93       $12.97        $25.81         $31.99        $17.65         $16.18
             Number of Units         1,692,564    1,131,907     1,316,163        657,586       426,045        264,608
           December 31, 1996            $12.40       $14.58        $29.09         $36.19        $19.71         $16.47
             Number of Units         1,453,359    1,605,055     1,895,597        942,118       596,757        340,273
           December 31, 1997            $12.90       $16.93        $36.77         $44.09        $21.69         $17.72
             Number of Units         1,407,666    2,108,548     2,245,172      1,026,856       703,364        403,402
           December 31, 1998            $13.42       $15.98        $40.49         $60.67        $24.12         $19.02
             Number of Units         2,302,396    2,101,650     2,160,698      1,016,514       682,756        487,242



*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The inception date for the VIP II Contrafund Option and the Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively. The Inception date for the VIP III Mid Cap Option was May 1, 1999.


                                         UNIT VALUES AND UNITS OUTSTANDING

                                                                    ASSET
                            ASSET         INDEX      CONTRA-      MANAGER                    GROWTH        GROWTH
                          MANAGER           500         FUND       GROWTH     BALANCED       INCOME    OPPORTUNITIES
                         DIVISION      DIVISION     DIVISION     DIVISION     DIVISION      DIVISION      DIVISION
                         --------      --------     --------     --------     --------      --------      --------
   Date of Inception*       $10.00        $10.00       $10.00       $10.00       $10.00       $10.00         $10.00
   December 31, 1987        $7.92             -            -            -            -            -              -
     Number of Units       15,626             -            -            -            -            -              -
   December 31, 1988        $8.89             -            -            -            -            -              -
     Number of Units       23,806             -            -            -            -            -              -
   December 31, 1989       $11.05             -            -            -            -            -              -
     Number of Units       26,296             -            -            -            -            -              -
   December 31, 1990       $10.90             -            -            -            -            -              -
     Number of Units       33,770             -            -            -            -            -              -
   December 31, 1991       $13.45             -            -            -            -            -              -
     Number of Units       28,066             -            -            -            -            -              -
   December 31, 1992       $14.85             -            -            -            -            -              -
     Number of Units       57,934             -            -            -            -            -              -
   December 31, 1993       $17.73        $10.65            -            -            -            -              -
     Number of Units      744,402        16,821            -            -            -            -              -
   December 31, 1994       $16.43        $10.62            -            -            -            -              -
     Number of Units    1,706,592        99,982            -            -            -            -              -
   December 31, 1995       $18.95        $14.37       $13.31       $12.02            -            -              -
     Number of Units    1,460,833       293,436      954,037       85,146            -            -              -
   December 31, 1996       $21.42        $17.41       $15.92       $14.22            -            -              -
     Number of Units    1,351,936       738,488    1,865,749      282,677            -            -              -
   December 31, 1997       $25.50        $22.79       $19.50       $17.55       $11.36       $12.19         $11.99
     Number of Units    1,277,528     1,458,280    2,463,777      447,420      175,229      321,915        320,952
   December 31, 1998       $28.94        $28.85       $25.00       $20.35       $13.18       $15.58         $14.74
     Number of Units    1,201,119     1,609,895    2,547,399      625,642      407,009      812,252        739,632



*The Inception date for the VIP High Income Option was February 19, 1993 and for the VIP II Index 500 Option was March 4, 1993. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: VIP Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for VIP III Mid Cap Option was May 1, 1999. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                              APPENDIX B

                 ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

       Contribution:                     $50,000.00

       GRO Account duration:             7 Years

       Guaranteed Interest Rate:         5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.


The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.


The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge that would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                               48/12                      48/12
        -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

        -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

        $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

        $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

        $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

        $5,788.13 = $57,881.25 X .10

The non-free amount would be:

        $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

        - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

        $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

        $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

        $36,308.09 = $57,881.25 - $21,573.16

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                             48/12                    48/12
        .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

        $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

        $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

        $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

        $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                Free Amount =    $ 5,788.13

         Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

        $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

        $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

        $20,312.82 = $20,000.00 - $413.41 + $726.23

The ending Account Value would be:

        $37,568.43 = $57,881.25 - $20,312.82

Actual Market Value Adjustments may have more or less impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                                                APPENDIX C


SAI TABLE OF CONTENTS


Part 1 - National Integrity and Custodian...............................1
Part 2 - Distribution of the Contracts..................................1
Part 3 - Performance Information........................................2
Part 4 - Determination of Accumulation Values                           7
Part 5 - Tax-Favored Retirement Programs................................7
      Traditional Individual Retirement Annuities.......................7
      Roth Individual Retirement Annuities..............................8
      SIMPLE Individual Retirement Annuities............................8
      Tax Sheltered Annuities...........................................8
      Simplified Employee Pensions......................................8
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans........................................8
      Deferred Compensation Plans of State and Local Governments and
      Tax-Exempt Organizations..........................................9
      Distributions Under Tax Favored Retirement Programs...............9
Part 6 - Financial Statements..........................................10


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
15 Matthews Street, Suite 200
Goshen, NY 10924
ATTN: Request for SAI of Separate Account I (Grandmaster III)

Name: ____________________________________________

Address: _________________________________________

City: ______________________ State:_____ Zip: ____

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                                      FOR

                                 GRANDMASTER III

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                   ISSUED BY

                     NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                      AND

                        FUNDED THROUGH ITS SEPARATE ACCOUNT I




                                 TABLE OF CONTENTS




                                                                                                       Page

Part 1 - National Integrity and Custodian................................................................1
Part 2 - Distribution of the Contracts...................................................................1
Part 3 - Performance Information.........................................................................2
Part 4 - Determination of Accumulation Values............................................................7
Part 5 - Tax Favored Retirement Programs.................................................................7
     Traditional Individual Retirement Annuities.........................................................7
     Roth Individual Retirement Annuities................................................................8
     SIMPLE Individual Retirement Annuities..............................................................8
     Tax Sheltered Annuities.............................................................................8
     Simplified Employee Pensions........................................................................8
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit Sharing Plans.....................8
     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.............9
     Distributions Under Tax Favored Retirement Programs.................................................9
Part 6 - Financial Statements............................................................................10


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 15 Matthews Street, Suite 200, Goshen, NY 10924, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN


National Integrity Life Insurance Company is a New York stock life insurance company organized in 1968 that sells life insurance and annuities. Its principal executive offices are located at 15 Matthews Street, Suite 200, Goshen, NY 10924. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio corporation. All outstanding shares of Integrity Life Insurance Company are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency


ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.


Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 were $6,007,766, in 1997 were $5,855,216 and in 1998 were $8,766,003 including services applicable to the Registrant.


National Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.


TAX STATUS OF NATIONAL INTEGRITY



National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from National Integrity and their operations form a part of National Integrity, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to National Integrity. National Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.


PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. The amount of distribution allowances paid was $1,753,582 for the year ended December 31, 1998, $2,647,756 for the year ended December 31, 1997 and $2,229,269 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = {(Base Period Return) + 1)365/7} - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES



                                    VARIABLE                                    SEC STANDARDIZED
                                    ACCOUNT                                 AVERAGE ANNUAL RETURN (1)
                                   INCEPTION            ----------------------------------------------------------------
VARIABLE OPTIONS                    DATE (2)            1 YEAR           5 YEAR          10 YEAR         LIFE OF ACCOUNT
------------------------------------------------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------------

                                   -------------------------------------------------------------------------------------
VIP II Asset Manager                   9/3/91             7.42%            8.47%            n/a                11.47%

VIP II Asset Manager: Growth           2/8/95             9.91%             n/a             n/a                19.37%

VIP III Balanced                      3/12/97             9.98%             n/a             N/a                14.48%

VIP II Contrafund                     2/16/95            22.15%             n/a             N/a                26.11%

VIP Equity-Income                      9/3/91             4.05%           16.88%            n/a                16.61%

VIP Growth                             9/3/91            31.54%           19.83%            n/a                18.77%

VIP III Growth & Income                3/6/97            21.77%             n/a             n/a                25.24

VIP III Growth Opportunities          3/12/97            16.86%             n/a             n/a                22.03

VIP High Income                       3/12/93           -11.69%            6.95%            n/a                8.33%

VIP II Index 500                       4/6/93            20.52%           21.80%            n/a                20.14%

VIP II Investment Grade Bond           4/2/92             1.30%            4.89%            n/a                6.12%

                                   -------------------------------------------------------------------------------------
VIP Overseas                           9/3/91             5.16%            7.85%            n/a                8.50%

                               -----------------------------------------------------------------------------------------

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 7% in year one, declining 1% annually in years one through six, 0% thereafter.



(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/98


RETURNS WITHOUT SURRENDER CHARGES(1)            All figures are unaudited.




                               ---------------------------------------------------------------------------------------------------
                                CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL RETURN             CALENDAR YEAR RETURN(2)
                               ---------------------------------------------------------------------------------------------------
                   FUND                      LIFE                                 LIFE
 VARIABLE      INCEPTION   3      5      10   OF      1       3       5      10    OF
 OPTIONS       DATE (3)  YEAR   YEAR   YEAR  FUND    YEAR    YEAR    YEAR   YEAR  FUND    1993    1994    1995   1996   1997
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
VIP II        9/6/89     52.71% 63.23% n/a  174.86%  13.50%  15.16%  8.84%  n/a   11.46%  19.50%  -7.42%  15.38% 13.04% 19.02%
Asset
Manager

VIP II Asset  1/3/95   69.30    n/a    n/a    105.67   15.98   19.18     n/a   n/a   19.80    n/a     n/a    21.49   18.30   23.38
Manager:
Growth

VIP III       1/3/95   51.75    n/a    n/a     70.57   16.05   14.92     n/a   n/a   14.31    n/a     n/a    12.40    8.48   20.54
Balanced

VIP II        1/3/95   87.90   n/a     n/a    158.85   28.23   23.40     n/a   n/a   26.90    n/a     n/a    37.76   19.66   22.47
Contrafund

VIP Equity-  10/9/86   56.88  120.84  272.76  339.63   10.12   16.20   17.17  14.06  12.87  16.76     5.48   33.27   12.73   26.38
Income

VIP Growth   10/9/86   89.66  149.81  414.42  499.79   37.61   23.78   20.09  17.80  15.78  17.51    -1.16   33.54   13.14   21.82

VIP III     12/31/96    n/a    n/a     n/a     64.07   27.84    n/a     n/a   n/a   28.11    n/a      n/a     n/a     n/a     28.34
Growth &
Income

VIP III       1/3/95   83.87   n/a     n/a    140.42   22.93   22.51    n/a   n/a    24.58   n/a      n/a    30.76   16.67   28.20
Growth
Opportuities

VIP High     9/19/85   23.23   42.40   95.04   82.63   -5.62    7.21   7.33   6.91   4.64   18.68    -2.80   18.98    12.4   16.08
Income

VIP II       8/27/92  100.78  170.86    n/a   210.26   26.60   26.16  22.05   n/a   19.54    8.77    -.79    35.34    21.15  30.91
Index 500

VIP II       12/5/88  17.58   29.21     n/a    65.10    7.38    5.55    5.26  n/a    5.10    9.56   -5.14    15.74     1.78   7.59
Investment
Grade Bond
-----------------------------------------------------------------------------------------------------------------------------------
VIP Overseas 1/28/87  36.70   48.43   128.03  127.29   11.23   10.98    8.22  8.59   7.13    35.21    .48     8.20    11.67   10.05
-----------------------------------------------------------------------------------------------------------------------------------



(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges consideration. Non-standard performance is since the Portfolio's inception date, which may predate the separate account.



(2) Italicized returns are calculated from the inception date through year-end.



(3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market.
 The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private
- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.


PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract. National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


SIMPLE INDIVIDUAL RETIREMENT ANNUITIES


Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES


Section 403(b) of the Code permits the purchase of tax-sheltered annuities
(TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS


Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.


CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS


Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or
(ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.


The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

Prospectus


                            IQ THE SMARTANNUITY
                      FLEXIBLE PREMIUM VARIABLE ANNUITY
            issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes a flexible premium variable annuity contract offered by National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc. The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options and Fixed Accounts. Together, the Variable Account Options and Fixed Account Options are referred to as INVESTMENT OPTIONS. There is no sales load on the contracts.



Contributions you make to the Variable Account Options are invested in shares of corresponding Portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the PORTFOLIOS or PORTFOLIO). The Portfolios are managed by Fidelity Management & Research Company. The values allocated to the Options reflect the investment performance of the Portfolios. The prospectus for the Portfolios describes each one's investment objectives, policies and risks. There are fourteen Variable Account Options, which invest in the following Portfolios:



-    VIP Money Market Portfolio: Initial Class
-    VIP High Income Portfolio: Service Class
-    VIP Equity-Income Portfolio: Service Class
-    VIP Growth Portfolio: Service Class
-    VIP Overseas Portfolio: Service Class
-    VIP III Balanced Portfolio: Service Class
-    VIP III Growth & Income Portfolio: Service Class
-    VIP II Investment Grade Bond Portfolio: Initial Class
-    VIP II Asset Manager Portfolio: Service Class
-    VIP II Index 500 Portfolio: Initial Class
-    VIP II Contrafund Portfolio: Service Class
-    VIP II Asset Manager: Growth Portfolio: Service Class
-    VIP III Growth Opportunities Portfolio: Service Class
-    VIP III Mid Cap Portfolio: Service Class



We also offer Guaranteed Rate Options (GROS) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). An annual administration charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.


This prospectus contains information about the contracts that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current prospectus for the Portfolios, which you should also read.

For further information and assistance, contact our Administrative Office at National Integrity Life Insurance Company, 15 Matthews Street, Suite 200, Goshen, NY 10924. You may also call the following toll-free number:
1-800-433-1778.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1999, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.






THESE SECURITIES HAVEN'T BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




You can review and copy information about IQ the SMARTAnnuity at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about IQ the SMARTAnnuity on the SEC's Internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20459-6009.



THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1999.

                                       TABLE OF CONTENTS



PART 1 - SUMMARY                                                                              PAGE
Your Variable Annuity Contract..................................................................1
Your Benefits...................................................................................1
How Your Contract is Taxed......................................................................1
Your Contributions..............................................................................1
Your Investment Options.........................................................................1
Account Value, Adjusted Account Value and Cash Value ...........................................2
Transfers.......................................................................................2
Charges and Fees................................................................................2
Withdrawals.....................................................................................2
Your Initial Right to Revoke....................................................................2
Risk/Return Summary, Investments and Risks......................................................2
Year 2000.......................................................................................3
Table of Annual Fees and Expenses...............................................................3
Examples........................................................................................5

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company.......................................................6
The Separate Account and the Variable Account Options...........................................6
Assets of Our Separate Account..................................................................6
Changes In How We Operate.......................................................................6

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios..................................................................................7
      The Portfolios' Investment Adviser........................................................7
      Investment Objectives of the Portfolios...................................................7
      Fixed Accounts............................................................................9
      Guaranteed Rate Options...................................................................9
         Renewals of GRO Accounts..............................................................10
         Market Value Adjustments..............................................................10
      Systematic Transfer Option...............................................................11

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.......................................................................11
Annual Administrative Charge...................................................................11
Reduction or Elimination of Separate Account or Administrative Charges.........................11
Portfolio Charges..............................................................................11
State Premium Tax Deduction....................................................................11
Transfer Charge................................................................................12
Tax Reserve....................................................................................12

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract..............................................................12


Your Account Value.............................................................................12
Units in Our Separate Account..................................................................12
How We Determine Unit Value....................................................................13
Transfers......................................................................................13
Withdrawals....................................................................................14
Assignments....................................................................................14
Death Benefits and Similar Benefit Distributions...............................................14
Annuity Benefits...............................................................................15
Annuities......................................................................................15
Annuity Payments...............................................................................16
Timing of Payment..............................................................................16
How You Make Requests and Give Instructions....................................................16

PART 6 - VOTING RIGHTS

Voting Rights..................................................................................16
How We Determine Your Voting Shares............................................................17
How Portfolio Shares Are Voted.................................................................17
Separate Account Voting Rights.................................................................17

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction...................................................................................17
Your Contract is an Annuity....................................................................17
Taxation of Annuities Generally................................................................18
Distribution-at-Death Rules....................................................................19
Diversification Standards......................................................................19
Tax-Favored Retirement Programs................................................................19
Federal and State Income Tax Withholding.......................................................19
Impact of Taxes to National Integrity..........................................................19
Transfers Among Investment Options.............................................................19

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.........................................................................20
Income Plus Withdrawal Program.................................................................20
Dollar Cost Averaging..........................................................................21
Systematic Transfer Program....................................................................21
Customized Asset Rebalancing...................................................................21
Callan Asset Allocation and Rebalancing Program................................................21
Performance Information........................................................................22

PART 9 - PRIOR CONTRACTS

Prior Contracts................................................................................23

GLOSSARY.......................................................................................26


Appendix A  -  Financial Information...........................................................28
Appendix B  -  Illustration of a Market Value Adjustment.......................................30
Appendix C  -  SAI Table of Contents...........................................................32

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "we," "our" and "us" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company and an indirect subsidiary of ARM Financial Group, Inc. (ARM). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all of the rights under the contract until annuity payments begin. If there are Joint Owners, they share contract rights and they must both sign for any changes or transactions. The death of the first Joint Owner to die will determine the timing of distributions.



You can invest for retirement by buying an IQ Smart Annuity if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as they are above the minimum required contribution, discussed below.



The latest your endowment or "retirement" date can be is your 90th birthday unless your state law requires it to be a different date, or unless you specify an earlier date.


YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.


Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.





HOW YOUR CONTRACT IS TAXED


Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.


YOUR CONTRIBUTIONS


The minimum initial contribution is $1,000. Contributions after your first one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. See "Contributions Under Your Contract" in Part 5.


YOUR INVESTMENT OPTIONS


You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."


The Variable Account Options invest in shares of investment portfolios of mutual funds. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.


ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE


Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value minus the pro-rata portion of the annual administrative charge, if it applies. See "Charges and Fees" below.


TRANSFERS


You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these in Part 5, "Transfers." Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing Program or (iv) to transfer your STO contributions. All of these programs are discussed in Part 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account.

A daily charge at an effective annual rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Adviser" in Part 3.


WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300.


YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Option from the date you purchased it until the date we receive your cancelled contract, including any charges deducted. If your state requires, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the IQ SMARTAnnuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. National Integrity is evaluating, on an ongoing basis, its computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES


CONTRACT OWNER TRANSACTION EXPENSES

      Sales Load on Purchases.......................................... $0
      Exchange Fee (1)................................................. $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge* .................................. $30


 * This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Part 4.


SEPARATE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (2)

      Mortality and Expense Risk Fees............................... 1.30%
      Administrative Expenses.......................................  .15%
                                                                     -----
      Total Separate Account Annual Expenses........................ 1.45%
                                                                     -----
                                                                     -----

PORTFOLIO ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (3)


                                                       Management           Other               Total Annual
Portfolio                                              Fees(5)              Expenses            Expenses
---------                                              ----------           --------            ------------
VIP Money Market: Initial Class...................        .20%              .10%                 .30%
VIP High Income: Service Class....................        .58%              .24%(3)              .82%
VIP Equity-Income: Service Class..................        .49%              .18%(3)(4)           .67%(4)
VIP Growth: Service Class.........................        .59%              .16%(3)(4)           .75%(4)
VIP Overseas: Service Class.......................        .74%              .23%(3)(4)           .97%(4)
VIP II Investment Grade Bond: Initial Class.......        .43%              .14%                 .57%
VIP II Asset Manager: Service Class...............        .54%              .23%(3)(4)           .77%(4)
VIP II Index 500: Initial Class...................        .24%              .11%(5)              .35%(5)
VIP II Contrafund: Service Class..................        .59%              .16%(3)(4)           .75%(4)
VIP II Asset Manager: Growth: Service Class.......         .59%             .29%(3)(4)           .88%(4)
VIP III Balanced: Service Class...................        .44%              .25%(3)(4)           .69%(4)
VIP III Growth Opportunities: Service Class.......        .59%              .20%(3)(4)           .79%(4)
VIP III Growth & Income: Service Class............        .49%              .21%(3)(4)           .70%(4)
VIP III Mid Cap Portfolio: Service Class..........        .56%              .54%(3)(5)          1.10%(5)



-------------------------

(1) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(2) See "Deductions and Charges - Separate Account Charges" in Part 4.

(3) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.


(4) Part of the brokerage commissions that certain Portfolios, or FMR on behalf of certain Portfolios, pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .68% for VIP Equity-Income Portfolio, .80% for VIP Growth Portfolio, 1.01% for VIP Overseas Portfolio, .78% for VIP II Asset Manager Portfolio, .80% for VIP II Contrafund Portfolio, .89% for VIP II Asset
Manager: Growth Portfolio, .70% for VIP III Balanced Portfolio, .80% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Growth and Income Portfolio.


(5) The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's and VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, management fees, other expenses and total expenses would have been .28%, .11%, and .39%, respectively for VIP II Index 500 Portfolio and .56%, 115.40% and 115.96%, respectively, for VIP III Mid Cap Portfolio.

EXAMPLES


The examples below show the expenses that the Annuitant would be charged per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



Expenses per $1,000 investment if you surrender your contract at the end of the period shown:




Portfolio                                            1 year            3 years        5 years           10 years
---------                                            ------            -------        -------           --------
VIP Money Market: Initial Class.................     $18.68            $57.72          $ 99.12          $213.94
VIP High Income: Service Class..................     $24.01            $73.82          $126.12          $268.63
VIP Equity-Income: Service Class................     $22.58            $69.50          $118.91          $254.19
VIP Growth: Service Class.......................     $23.81            $73.20          $125.09          $266.58
VIP Overseas: Service Class.....................     $25.96            $79.66          $135.83          $287.91
VIP II Investment Grade Bond: Initial Class.....     $21.45            $66.10          $113.21          $242.70
VIP II Asset Manager: Service Class.............     $23.60            $72.59          $124.06          $264.53
VIP II Index 500: Initial Class.................     $19.19            $59.28          $101.74          $219.33
VIP II Contrafund: Service Class................     $23.81            $73.20          $125.09          $266.58
VIP II Asset Manager: Growth: Service Class.....     $24.73            $75.97          $129.70          $275.78
VIP III Balanced: Service Class.................     $22.78            $70.12          $119.94          $256.27
VIP III Growth Opportunities: Service Class.....     $23.81            $73.20          $125.09          $266.58
VIP III Growth & Income: Service Class..........     $22.88            $70.43          $120.46          $257.30
VIP III Mid Cap: Service Class..................     $32.62            $99.45          $168.47          $351.09



Expenses per $1,000 investment if you elect the normal form of annuity or don't surrender your contract at the end of the applicable period:


   Same expenses per $1,000 investment as shown in table immediately above.


These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The table and examples above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONSOLIDATED FINANCIAL INFORMATION IS FOUND IN APPENDIX A

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY


National Integrity is a stock life insurance company organized under the laws of New York. Our principal executive office is in Goshen, NY. We are authorized to sell life insurance and annuities in nine states and the District of Columbia. We sell flexible premium annuity contracts with underlying investment options other than the Funds, and fixed single premium annuities. We also provide administrative and investment support for products designed, underwritten and sold by other companies.



National Integrity is a subsidiary of ARM Financial Group Inc., which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS


The Separate Account was established in 1986, and is maintained under the insurance laws of the State of New York. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options." Prior to September 3, 1991, the Portfolios invested in shares of corresponding portfolios of Prism Investment Trust.


ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE


We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 ("1940 ACT") or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:


- add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;

- register or end the registration of the Separate Account under the 1940 Act;

- operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);

- restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;


- cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;


- operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-433-1778.

Each of the Portfolios is an open-end diversified management investment company registered with the SEC.


The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with FMR or National Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate accounts of other insurance companies.



THE PORTFOLIOS' INVESTMENT ADVISER. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Bankers Trust Company ("BT") is the VIP II Index 500 Portfolio's sub-adviser. BT, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust New York Corporation.



INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.



VIP MONEY MARKET PORTFOLIO


VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.


VIP HIGH INCOME PORTFOLIO



VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.



VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

VIP GROWTH PORTFOLIO


VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for have a strong industry market position. The stocks of these companies are often called "growth" stocks.


VIP OVERSEAS PORTFOLIO


VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.


VIP II INVESTMENT GRADE BOND PORTFOLIO



VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.



VIP II ASSET MANAGER PORTFOLIO


VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


VIP II INDEX 500 PORTFOLIO


VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.


VIP II CONTRAFUND PORTFOLIO


VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.


VIP II ASSET MANAGER: GROWTH PORTFOLIO


VIP II Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                    Range               Neutral Mix
                                    -----               -----------
          Stock Class               50-100%             70%
          Bond Class                  0-50%             25%
          Short-Term/
          Money Market Class          0-50%              5%

VIP III GROWTH OPPORTUNITIES PORTFOLIO


VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.


VIP III BALANCED PORTFOLIO



VIP III Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower quality debt securities, when its outlook is neutral.



VPI III GROWTH & INCOME PORTFOLIO


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


VPI III MID CAP PORTFOLIO


FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIXED ACCOUNTS



FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), OR THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.



GUARANTEED RATE OPTIONS



We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.



The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.



We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.



Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.


You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.


The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can't choose, and we won't renew a GRO Account that expires after your Retirement Date.


MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Guarantee Period. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contributions to the GRO Account, less previous withdrawals from the GRO Account and administrative charges, plus 3% interest, compounded annually. The administrative expense charge can invade the Minimum Value.


The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                               N/12                  N/12
    MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

    N is the number of whole months remaining in your GRO Account.


For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.



If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.



For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION



We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You must transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 8 for details on this program.
This option may not be available in some states.


PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES


National Integrity deducts a daily expense amount from the unit value equal to an effective annual rate of 1.45% of the Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent.



Of the 1.45% total charge, .15% of the Account Value of the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.30% is deducted for National Integrity's assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and National Integrity will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.30% effective annual risk charge can't be increased.


National Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options will reduce the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is prorated in the event of the Annuitant's retirement, death, annuitization, or termination of a contract during a contract year.


REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions.


We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders.

STATE PREMIUM TAX DEDUCTION


National Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) the Callan Asset Allocation and Rebalancing Program, or (iv) under systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you may make in a contract year.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT


You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000. We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.



We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.



Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.


You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE


Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

UNITS IN OUR SEPARATE ACCOUNT


Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.


The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, won't vary because of changes in unit values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.


HOW WE DETERMINE UNIT VALUE


We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.



The unit value of each Variable Account Option for any Business Day is equal to the unit value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:


- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).


- Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.


Generally, this means that we adjust unit values to reflect what happens to the Portfolio, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS


You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See Guaranteed Rate Options" in Part 3. Transfers from GROs, will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing Program or systematic transfer programs, described in Part 8.



You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.


A transfer request will be effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call. Transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.


Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.


WITHDRAWALS


You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.



When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See Part 7, "Tax Aspects of the Contracts."


ASSIGNMENTS


If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS



We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:






    (a) Your highest Account Value on any contract anniversary before age 81, plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);



    (b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); and



    (c) Your current Account Value.



The reductions in the death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.


Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.


The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.



The maximum issue age for the Annuitant is 85 years old.


ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 90th birthday or earlier, if required by law. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.


Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.


ANNUITIES


Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.


If you haven't already selected a form of annuity, within six months prior to your Retirement Date, we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 90th birthday or earlier, if required by law. You'll receive a lump sum benefit if you don't make an election by then.


We currently offer the following types of annuities:


A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.



A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want.. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.



A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.


ANNUITY PAYMENTS


Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.






If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.


TIMING OF PAYMENT


We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which


(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or


(3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account. National Integrity can defer payment of your Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.


HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS


When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.


PART 6 - VOTING RIGHTS

VOTING RIGHTS

National Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' Boards of Directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.


If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict Owner voting, we may do so.


HOW WE DETERMINE YOUR VOTING SHARES


You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolios' Boards for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the meeting of the shareholders. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.


HOW PORTFOLIO SHARES ARE VOTED


All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.


SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOESN'T
MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


YOUR CONTRACT IS AN ANNUITY


Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may buy the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).



This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.


TAXATION OF ANNUITIES GENERALLY


Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive those amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are first treated as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.


If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion Ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.



We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notifies us of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:


(1) on or after the date on which the taxpayer attains age 59 1/2;



(2) as a result of the Owner's death;


(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

(4) a result of the taxpayer becoming disabled within the meaning of Code
    Section 72(m)(7);


(5) from certain qualified plans (note, however, other penalties may apply);

(6) under a qualified funding asset (as defined in Section 130(d) of the Code);

(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

(8) under an immediate annuity as defined in Code Section 72(u)(4); or


(9) for the purchase of a first home (distribution up to $10,000);


(10) for certain higher education expenses; or

(11) to cover certain deductible medical expenses.


Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES


Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the Owner died; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the Owner's death. If the beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.


DIVERSIFICATION STANDARDS

National Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An Owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON NATIONAL INTEGRITY



The contracts allow National Integrity to charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.


TRANSFERS AMONG INVESTMENT OPTIONS


There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS


We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your Account to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.



Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't make a Market Value Adjustment. AMOUNTS WITHDRAWN FROM YOUR GRO ACCOUNT UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, Tax Aspects of the Contracts."


INCOME PLUS WITHDRAWAL PROGRAM


We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Part 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:



- the date you reach age 59 1/2; or


- five years from the date of the first distribution.


If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Program plus interest.



You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.



To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may end your participation in the program upon seven Business Days prior written notice, and we may terminate or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Asset Allocation and Rebalancing Program.


AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program and these transfers won't count towards your twelve free transfers.


To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.



SYSTEMATIC TRANSFER PROGRAM



We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.



To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.


CUSTOMIZED ASSET REBALANCING


We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.



Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.


To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.


You may select one of five proposed Asset Allocation Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contribution you are making will initially be allocated among the Options established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



When you select this program, your account values will be allocated and your variable portfolios will automatically be rebalanced at least annually. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. We won't charge a transfer charge for transfers made under the Asset Allocation and Rebalancing Program. These transfers won't count toward your twelve free transfers.


In each Asset Allocation Rebalancing Model, a part of each contribution is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. If you withdraw or transfer your GRO funds, they may be subject to a Market Value Adjustment that may increase or decrease your account value.


To enroll in the Asset Allocation and Rebalancing Program, complete the appropriate form and send it to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five models, you request a transaction that results in a reallocation outside one of the Models, your participation in the Model program automatically ends. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program. We can terminate or change this program in whole or in part, or restrict contributions to the program. This program may not be available in all states.


You may terminate participation in this program upon one day's prior written notice.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. This performance data is based only the performance of a hypothetical investment in that Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame. It shouldn't be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply. Total returns also may be shown that don't take into account the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.


CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.


Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the Statement of Additional Information.

PART 9 - PRIOR CONTRACTS

INVESTMENT OPTIONS FOR CONTRACTS ISSUED PRIOR TO MAY 1, 1999


For contracts issued prior to May 1, 1999, the VIP III Mid Cap Portfolio is not yet available.


SEPARATE ACCOUNT ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the Mortality and Expense Risk Fees are 1.20%, Administrative Expenses are .15% and Total Separate Account Annual Expenses are 1.35%.

FUND ANNUAL EXPENSES

For contracts issued prior to May 1, 1999, the 0.10% charge imposed by certain of the Portfolios pursuant to a Rule 12b-1 Plan doesn't apply. (This charge is reflected in the "Other Expenses" column of the underlying mutual funds in the Table of Annual Fees and Expenses).


TABLE OF ANNUAL FEES AND EXPENSES



CONTRACT OWNER TRANSACTION EXPENSES

      Sales Load on Purchases.................................................... $0
      Exchange Fee (1)........................................................... $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge* ............................................ $30
        *  This charge applies only if the Account Value is less than
           $50,000 at the end of any contract year prior to your
           Retirement Date. See "Annual Administrative Charge" in Part 4.

Separate Account Annual Expenses
(as a percentage of average account value)(2)

      Mortality and Expense Risk Fees........................................ 1.20%
      Administrative Expenses................................................  .15%
      Total Separate Account Annual Expenses................................. 1.35%

Portfolio Annual Expenses After Reimbursement
(as a percentage of average net assets) (3)




                                                   Management         Other               Total Annual
Portfolio                                             Fees           Expenses               Expenses
VIP Money Market................................      .20%           .10%                     .30%
VIP High Income.................................      .58%           .24%                     .82%
VIP Equity-Income...............................      .49%           .08%(3)                  .57%
VIP Growth......................................      .59%           .07%(3)                  .66%
VIP Overseas....................................      .74%           .15%(3)                  .89%
VIP II Investment Grade Bond                          .43%           .14%                     .57%
VIP II Asset Manager............................      .54%           .09%(3)                  .63%
VIP II Index 500................................      .24%           .04%                     .28%(4)
VIP II Contrafund...............................      .59%           .07%(3)                  .66%
VIP II Asset Manager............................      .59%           .13%(3)                  .72%
VIP III Balanced................................      .44%           .14%(3)                  .58%
VIP III Growth Opportunities                          .59%           .11%(3)                  .70%
VIP III Growth & Income.........................      .49%           .11%(3)                  .60%



-------------------------
1. After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.



2. See "Deductions and Charges - Separate Account Charges" in Part 4.



3. Part of the brokerage commissions that certain Portfolios, or FMR on behalf of certain Portfolios, pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .68% for VIP Equity-Income Portfolio, .80% for VIP Growth Portfolio, 1.01% for VIP Overseas Portfolio, .78% for VIP II Asset Manager Portfolio, .80% for VIP II Contrafund Portfolio, .89% for VIP
   II Asset Manager: Growth Portfolio, .70% for VIP III Balanced Portfolio, .80% for VIP III Growth Opportunities Portfolio, and .71% for VIP III Growth and Income Portfolio.



4. The investment adviser agreed to reimburse part of VIP II Index 500 Portfolio's and VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, management fees, other expenses and total expenses would have been .28%, .11%, and .39%, respectively for VIP II Index 500 Portfolio and .56%, 115.40% and 115.96%, respectively, for VIP III Mid Cap Portfolio.

EXAMPLES



The examples below show the expenses that the Annuitant would be charged per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.



Expenses per $1,000 investment if you surrender your contract at the end of the period shown:




Portfolio                                            1 Year            3 Years         5 Years           10 Years
---------                                            ------            -------         -------           --------
VIP Money Market................................     $17.66            $54.61           $ 93.86          $203.09
VIP High Income.................................     $21.86            $67.34           $115.29          $246.89
VIP Equity-Income...............................     $20.53            $63.32           $108.53          $233.20
VIP Growth......................................     $21.65            $66.72           $114.25          $244.80
VIP Overseas....................................     $24.11            $74.13           $126.63          $269.66
VIP II Investment Grade Bond....................     $20.53            $63.32           $108.53          $233.20
VIP II Asset Manager............................     $22.17            $68.27           $116.84          $250.03
VIP II Index 500................................     $17.45            $53.98           $ 92.81          $200.91
VIP II Contrafund...............................     $22.17            $68.27           $116.84          $250.03
VIP II Asset Manager: Growth....................     $23.50            $72.28           $123.55          $263.50
VIP III Balanced................................     $21.96            $67.65           $115.81          $247.94
VIP III Growth Opportunities....................     $22.47            $69.19           $118.39          $253.15
VIP III Growth & Income.........................     $21.76            $67.03           $114.77          $245.84



Expenses per $1,000 investment if you elect the normal form of annuity or don't surrender your contract at the end of the applicable period:



   Same expenses per $1,000 investment as shown in table immediately above.



These examples assume that all of the fixed charges of the Separate Account and of the investment advisory fees and other expenses of the Portfolios will continue as they were for their most recent fiscal year or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for smaller Account Values and lower for higher values.



The table and examples above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Account as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

GLOSSARY



ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.



ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.



ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.



ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.



ARM - ARM Financial Group, Inc.



BUSINESS DAY - any day that the New York Stock Exchange is open.



CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges that may apply.



CONTRACT - your variable annuity contract.



ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.



FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.



GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.



GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.



GUARANTEE PERIOD - the duration of your GRO Account.



GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.



INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.



MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.



MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.



OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.



PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.



RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 90th birthday, or earlier if required by law.



STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.



UNIT - a measure of your ownership interest in a variable account option.

UNIT VALUE - the value of each unit calculated on any Business Day.



VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.



WE, OUR AND US - National Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

                                   APPENDIX A


FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                                                                    UNIT VALUES AND UNITS OUTSTANDING
                                                                    ---------------------------------

                                        MONEY            HIGH          EQUITY-                                        INVESTMENT
                                       MARKET          INCOME           INCOME            GROWTH        OVERSEAS      GRADE BOND
                                     DIVISION        DIVISION         DIVISION          DIVISION        DIVISION        DIVISION
                                     --------        --------         --------          --------        --------      ----------
          Date of Inception*           $10.00          $10.00           $10.00            $10.00          $10.00          $10.00

           December 31, 1987                -               -                -                 -               -               -

             Number of Units                -               -                -                 -               -               -

           December 31, 1988                -               -                -                 -           $9.79          $10.05

             Number of Units                -               -                -                 -           1,646           1,287

           December 31, 1989                -               -           $10.99            $11.13          $12.08          $11.48

             Number of Units                -               -           12,808                91           1,646           1,286

           December 31, 1990           $10.17               -            $9.54            $11.76          $11.13          $12.06

             Number of Units            2,001               -           10,281                90           1,697           1,283

           December 31, 1991           $10.64               -           $13.63            $19.12          $13.63          $12.25

             Number of Units            3,961               -           12,059               927           2,789               -

           December 31, 1992           $10.90               -           $15.72            $20.62          $12.01          $13.44

             Number of Units            2,744               -           32,842            30,140           3,816           5,995

           December 31, 1993           $11.10          $11.22           $18.33            $24.29          $16.25          $14.72

             Number of Units          109,685         120,243          192,745           136,418          97,667          52,787

           December 31, 1994           $11.42          $10.90           $19.37            $23.95          $16.31          $13.98

             Number of Units          782,370         512,098          503,403           372,307         432,518          97,548

           December 31, 1995           $11.93          $12.97           $25.81            $31.99          $17.65          $16.18

             Number of Units        1,692,564       1,131,907        1,316,163           657,586         426,045         264,608

           December 31, 1996           $12.40          $14.58           $29.09            $36.19          $19.71          $16.47

             Number of Units        1,453,359       1,605,055        1,895,597           942,118         596,757         340,273

           December 31, 1997           $12.90          $16.93           $36.77            $44.09          $21.69          $17.72

             Number of Units        1,407,666       2,108,548        2,245,172         1,026,856         703,364         403,402


           December 31, 1998          $13.42           $15.98           $40.49           $60.67          $24.12          $19.02

             Number of Units       2,302,396        2,101,650        2,160,698        1,016,514         682,756         487,242

*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively. The inception Date for the VIP III Mid Cap Option was May 1, 1999.


                                                                    UNIT VALUES AND UNITS OUTSTANDING
                                                                    ---------------------------------

                                   ASSET           INDEX       CONTRA-         MANAGER                    GROWTH          GROWTH
                                 MANAGER             500          FUND          GROWTH     BALANCED       INCOME   OPPORTUNITIES
                                DIVISION        DIVISION      DIVISION        DIVISION     DIVISION     DIVISION        DIVISION
                                --------        --------      --------        --------     --------     --------   -------------

       Date of Inception*        $10.00         $10.00          $10.00          $10.00      $10.00        $10.00        $10.00

        December 31, 1987         $7.92              -               -               -           -             -             -

          Number of Units        15,626              -               -               -           -             -             -

        December 31, 1988         $8.89              -               -               -           -             -             -

          Number of Units        23,806              -               -               -           -             -             -

        December 31, 1989        $11.05              -               -               -           -             -             -

          Number of Units        26,296              -               -               -           -             -             -

        December 31, 1990        $10.90              -               -               -           -             -             -

          Number of Units        33,770              -               -               -           -             -             -

        December 31, 1991        $13.45              -               -               -           -             -             -

          Number of Units        28,066              -               -               -           -             -             -

        December 31, 1992        $14.85              -               -               -           -             -             -

          Number of Units        57,934              -               -               -           -             -             -

        December 31, 1993        $17.73         $10.65               -               -           -             -             -

          Number of Units       744,402         16,821               -               -           -             -             -

        December 31, 1994        $16.43         $10.62               -               -           -             -             -

          Number of Units     1,706,592         99,982               -               -           -             -             -

        December 31, 1995        $18.95         $14.37          $13.31          $12.02           -             -             -

          Number of Units     1,460,833        293,436         954,037          85,146           -             -             -

        December 31, 1996        $21.42         $17.41          $15.92          $14.22           -             -             -

          Number of Units     1,351,936        738,488       1,865,749         282,677           -             -             -

        December 31, 1997        $25.50         $22.79          $19.50          $17.55      $11.36        $12.19        $11.99

          Number of Units     1,277,528      1,458,28038     2,463,777         447,420     175,229       321,915       320,952

        December 31, 1998        $28.94          $28.85         $25.00          $20.35      $13.18        $15.58        $14.74

          Number of Units     1,201,119       1,609,895      2,547,399         625,642     407,009       812,252       739,632


* Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception Date for the VIP III Mid Cap Option was May 1, 1999. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global,
  Bond and Balanced Options, respectively.

For contracts issued on or after May 1, 1999, condensed financial information isn't provided for any of the Variable Account Options because as of the date of this prospectus the Options hadn't started operations. The unit value for each Investment Option at inception will be $10.00. The inception date for the Variable Account Options is May 1, 1999.

                                   APPENDIX B


                  ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

              Contribution:                   $50,000.00

              GRO Account duration:           7 Years

              Guaranteed Interest Rate:       5% Annual Effective Rate


The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.


The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.


The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we do not declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                           48/12                      48/12
    -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

    -$3,192.67 = -0.0551589 X $57,881.25

Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

             $54,688.58 = $57,881.25 - $3,192.67

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                         48/12                    48/12
    .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

    $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

    $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

    $59,564.96 = $57,881.25 + $1,683.71




Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                                                    APPENDIX C



SAI TABLE OF CONTENTS

Part 1 - National Integrity and Custodian........................................ 1
Part 2 - Distribution of the Contracts........................................... 1
Part 3 - Performance Information................................................. 2
Part 4 - Determination of Accumulation Values.................................... 7
Part 5 - Tax-Favored Retirement Programs......................................... 8
      Traditional Individual Retirement Annuities................................ 9
      Roth Individual Retirement Annuities....................................... 9
      SIMPLE Individual Retirement Annuities..................................... 9
      Simplified Employee Pensions............................................... 9
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans................................................. 9
      Deferred Compensation Plans of State and Local Governments and
        Tax-Exempt Organizations................................................ 10
      Distributions Under Tax Favored Retirement Programs....................... 10
Part 6 - Financial Statements................................................... 11


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
15 Matthews Street, Suite 200
Goshen, NY 10924
ATTN: Request for SAI of Separate Account I (IQ)

Name:
      --------------------------------------------------------------

Address:
        ------------------------------------------------------------


City:                              State:          Zip:
     ----------------------------        ---------     -------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MAY 1, 1999

                                      FOR

                              IQ THE SMARTANNUITY

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I




                              TABLE OF CONTENTS




                                                                                                       Page

Part 1 - National Integrity and Custodian................................................................1
Part 2 - Distribution of the Contracts...................................................................1
Part 3 - Performance Information.........................................................................2
Part 4 - Determination of Annuity Unit Values............................................................7
Part 5 - Tax Favored Retirement Programs.................................................................8
     Traditional Individual Retirement Annuities.........................................................9
     Roth Individual Retirement Annuities................................................................9
     SIMPLE Individual Retirement Annuities..............................................................9
     Tax Sheltered Annuities.............................................................................9
     Simplified Employee Pensions........................................................................9
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit Sharing Plans.....................9
     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations............10
     Distributions Under Tax Favored Retirement Programs................................................10
Part 6 - Financial Statements...........................................................................11


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 15 Matthews Street, Suite 200, Goshen, NY 10924, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN


National Integrity Life Insurance Company is a New York stock life insurance company organized in 1968 that sells life insurance and annuities. Its principal executive offices are located at 15 Matthews Street, Suite 200, Goshen, NY 10924. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio corporation. All outstanding shares of Integrity Life Insurance Company are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency


ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.


Since 1994, ARM has provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 were $6,007,766, in 1997 were $5,855,216 and in 1998 were $8,766,003 including services applicable to the Registrant.


National Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6% of initial and additional contributions, plus .30% trail commission paid on Account Value after the 2nd Contract Year or 2.25% of initial and additional contributions plus 1% trail commission paid on Account Value after the 2nd Contract Year. The amount of distribution allowances paid was $1,753,582 for the year ended December 31, 1998, $2,647,756 for the year ended December 31, 1997 and $2,229,269 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS


Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the annual administrative charge.


AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T)to the power of n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS


Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains. Yields are annualized and stated as a percentage.


CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = {(Base Period Return) + 1)(365/)7} - 1

For the period ending: 12/31/98
RETURNS WITH SURRENDER CHARGES



                                                                               SEC STANDARDIZED
                                     VARIABLE                             AVERAGE ANNUAL RETURN (1)
                                     ACCOUNT             ---------------------------------------------------
                                    INCEPTION
VARIABLE OPTIONS                     DATE (2)            1 YEAR                 5 YEAR             10 YEAR       LIFE OF ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------                   -----------------
VIP II Asset Manager                   9/3/91             13.42%                10.22%                n/a                11.47%

VIP II Asset Manager: Growth           2/8/95             15.91%                 n/a                  n/a                19.98%

VIP III Balanced                      3/12/97             15.98%                 n/a                  N/a                16.45%

VIP II Contrafund                     2/16/95             28.15%                 n/a                  n/a                26.63%

VIP Equity-Income                      9/3/91             10.05%                17.09%                n/a                16.61%

VIP Growth                             9/3/91              37.54%               30.02%                n/a                18.77%

VIP III Growth & Income                3/6/97              27.77%                n/a                  n/a                27.51%

VIP III Growth Opportunities          3/12/97              22.86%                n/a                  n/a                23.90%

VIP High Income                       3/12/93              -6.69%                7.25%                n/a                 8.33%

VIP II Index 500                       4/6/93              26.52%               21.98%                n/a                20.22%

VIP II Investment Grade Bond           4/2/93               7.30%                5.18%                 n/a                6.12%
                               ---------------------------------------------------------------------------------------------------
VIP Overseas                           9/3/91              11.16%                8.14%                 n/a                8.50%
                               ---------------------------------------------------------------------------------------------------

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the in years one through six, 0% thereafter.



(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

For the period ending: 12/31/98


RETURNS WITHOUT SURRENDER CHARGES(1)              All figures are unaudited.




                               ---------------------------------------------------------------------------------------------------
                                CUMULATIVE TOTAL RETURN        AVERAGE ANNUAL RETURN             CALENDAR YEAR RETURN(2)
                               ---------------------------------------------------------------------------------------------------
                 FUND                        LIFE                                  LIFE
VARIABLE    INCEPTION    3       5     10     OF       1       3       5     10     OF
OPTIONS      DATE (3)   YEAR    YEAR  YEAR   FUND     YEAR    YEAR    YEAR  YEAR   FUND     1993    1994    1995    1996    1997
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
VIP II        9/6/89   52.71%  63.23%  n/a  174.86%  13.50%  15.16%   8.84%  n/a   11.46%  19.50%  -7.42%  15.38%  13.04%  19.02%
Asset
Manager

VIP II Asset  1/3/95   69.30    n/a    n/a    105.67   15.98   19.18     n/a   n/a   19.80    n/a     n/a    21.49   18.30   23.38
Manager:
Growth

VIP III       1/3/95   51.75    n/a    n/a     70.57   16.05   14.92     n/a   n/a   14.31    n/a     n/a    12.40    8.48   20.54
Balanced

VIP II        1/3/95   87.90   n/a     n/a    158.85   28.23   23.40     n/a   n/a   26.90    n/a     n/a    37.76   19.66   22.47
Contrafund

VIP Equity-  10/9/86   56.88  120.84  272.76  339.63   10.12   16.20   17.17  14.06  12.87  16.76     5.48   33.27   12.73   26.38
Income

VIP Growth   10/9/86   89.66  149.81  414.42  499.79   37.61   23.78   20.09  17.80  15.78  17.51    -1.16   33.54   13.14   21.82

VIP III     12/31/96    n/a    n/a     n/a     64.07   27.84    n/a     n/a   n/a   28.11    n/a      n/a     n/a     n/a     28.34
Growth &
Income

VIP III       1/3/95   83.87   n/a     n/a    140.42   22.93   22.51    n/a   n/a    24.58   n/a      n/a    30.76   16.67   28.20
Growth
Opportuities

VIP High     9/19/85   23.23   42.40   95.04   82.63   -5.62    7.21   7.33   6.91   4.64   18.68    -2.80   18.98    12.4   16.08
Income

VIP II       8/27/92  100.78  170.86    n/a   210.26   26.60   26.16  22.05   n/a   19.54    8.77    -.79    35.34    21.15  30.91
Index 500

VIP II       12/5/88  17.58   29.21     n/a    65.10    7.38    5.55    5.26  n/a    5.10    9.56   -5.14    15.74     1.78   7.59
Investment
Grade Bond
-----------------------------------------------------------------------------------------------------------------------------------
VIP Overseas 1/28/87  36.70   48.43   128.03  127.29   11.23   10.98    8.22  8.59   7.13    35.21    .48     8.20    11.67   10.05
-----------------------------------------------------------------------------------------------------------------------------------



(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.45%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration. Non-standard performance is since the Portfolio's inception date, which may predate the separate account.



(2) Italicized returns are calculated from the inception date through year-end.



(3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate

Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues.
 It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market.
 The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private
- placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same and will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day is considered a valuation period. Days that aren't considered business days are added to the next business day and constitute one valuation period. For example, Saturday, Sunday and Monday are considered to be one valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments begin. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and get the cash value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract. National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


SIMPLE INDIVIDUAL RETIREMENT ANNUITIES


Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES


Section 403(b) of the Code permits the purchase of tax-sheltered annuities
(TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.


SIMPLIFIED EMPLOYEE PENSIONS


Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.


CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS


Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS


Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs


Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or
(ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 1998, and for the periods indicated in the financial statements and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1998 and 1997 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.


The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                                          Financial Statements

                                           Separate Account I
                                                   of
                                National Integrity Life Insurance Company

                                            DECEMBER 31, 1998
                                   WITH REPORT OF INDEPENDENT AUDITORS

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company


                                 Financial Statements

                                  December 31, 1998




                                       CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .  1

Audited Financial Statements

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . . .  2
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . .  6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 10

                            Report of Independent Auditors

Contract Holders
Separate Account I of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of National Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, and Growth & Income Divisions) as of December 31, 1998, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1998, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of National Integrity Life Insurance Company at December 31, 1998, and the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young LLP

Louisville, Kentucky
April 9, 1999

        Separate Account I of National Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1998


                                                    MONEY                          EQUITY-
                                                    MARKET       HIGH INCOME       INCOME        GROWTH         OVERSEAS
                                                   DIVISION        DIVISION       DIVISION      DIVISION        DIVISION
                                                 ---------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
  (aggregate cost of $352,005,941)               $ 30,931,580   $ 33,577,715   $ 87,460,837   $ 61,697,970    $ 16,470,225

LIABILITIES
Payable to (receivable from) the general
  account of National Integrity                        33,426         (6,652)       (25,825)        26,066           2,150
                                                 ---------------------------------------------------------------------------
NET ASSETS                                       $ 30,898,154   $ 33,584,367   $ 87,486,662   $ 61,671,904    $ 16,468,075
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
UNIT VALUE                                       $      13.42   $      15.98   $      40.49   $      60.67    $      24.12
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------
UNITS OUTSTANDING                                   2,302,396      2,101,650      2,160,698      1,016,514         682,756
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------


                                                  INVESTMENT        ASSET
                                                  GRADE BOND       MANAGER
                                                   DIVISION        DIVISION
                                                 ---------------------------
ASSETS
Investments in Fidelity VIP Funds at value
  (aggregate cost of $352,005,941)               $  9,269,694   $ 34,762,439

LIABILITIES
Payable to (receivable from) the general
  account of National Integrity                         2,351          2,055
                                                 ---------------------------

NET ASSETS                                       $  9,267,343   $ 34,760,384
                                                 ---------------------------
                                                 ---------------------------

UNIT VALUE                                       $      19.02   $      28.94
                                                 ---------------------------
                                                 ---------------------------

UNITS OUTSTANDING                                     487,242      1,201,119
                                                 ---------------------------
                                                 ---------------------------

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                                December 31, 1998


                                                                   ASSET
                                                                  MANAGER:                       GROWTH
                                                   INDEX 500       GROWTH       CONTRAFUND    OPPORTUNITIES    BALANCED
                                                   DIVISION       DIVISION       DIVISION        DIVISION      DIVISION
                                                 ----------------------------------------------------------------------------
ASSETS
Investments in Fidelity VIP Funds at value
  (aggregate cost of $352,005,941)               $ 46,449,703   $ 12,735,101   $ 63,688,794   $ 10,900,190    $  5,363,796

LIABILITIES
Payable to (receivable from) the general
  account of National Integrity                         4,232          3,286          3,819         (1,986)           (583)
                                                 ----------------------------------------------------------------------------

NET ASSETS                                       $ 46,445,471   $ 12,731,815   $ 63,684,975   $ 10,902,176    $  5,364,379
                                                 ----------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------
Unit value                                       $      28.85   $      20.35   $      25.00   $      14.74    $      13.18
                                                 ----------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------
Units outstanding                                   1,609,895        625,642      2,547,399        739,632         407,009
                                                 ----------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------


                                                   GROWTH &
                                                    INCOME
                                                   DIVISION         TOTAL
                                                 ---------------------------
ASSETS
Investments in Fidelity VIP Funds at value
  (aggregate cost of $352,005,941)               $ 12,657,629   $425,965,673

LIABILITIES
Payable to (receivable from) the general
  account of National Integrity                         2,743         45,082
                                                 ---------------------------

NET ASSETS                                       $ 12,654,886   $425,920,591
                                                 ---------------------------
                                                 ---------------------------
Unit value                                       $      15.58
                                                 ------------
                                                 ------------
Units outstanding                                     812,252
                                                 ------------
                                                 ------------


SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 1998


                                                                    MONEY                       EQUITY-
                                                                    MARKET      HIGH INCOME      INCOME          GROWTH
                                                                   DIVISION       DIVISION      DIVISION        DIVISION
                                                                -------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds                $  1,193,948   $  4,234,336   $  5,255,931    $  6,460,577

EXPENSES
    Mortality and expense risk and
      administrative charges                                         305,166        506,292      1,186,859         714,878
                                                                -------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         888,782      3,728,044      4,069,072       5,745,699

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments                     -       (801,344)     4,379,481       3,135,995
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                                             -      3,206,551     17,861,921       8,568,899
           End of period                                              11,413     (1,665,786)    17,270,036      16,538,280
                                                                -------------------------------------------------------------
     Change in net unrealized appreciation/
         depreciation during the period                               11,413     (4,872,337)      (591,885)      7,969,381
                                                                -------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                       11,413     (5,673,681)     3,787,596      11,105,376
                                                                -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                   $    900,195   $ (1,945,637)  $  7,856,668    $ 16,851,075
                                                                -------------------------------------------------------------
                                                                -------------------------------------------------------------


                                                                                 INVESTMENT        ASSET
                                                                  OVERSEAS       GRADE BOND       MANAGER
                                                                  DIVISION        DIVISION       DIVISION
                                                                ------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds                $ 1,153,635    $    383,744   $  4,133,771

EXPENSES
    Mortality and expense risk and
      administrative charges                                        222,885         110,681        458,238
                                                                ------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        930,750         273,063      3,675,533

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments              978,292         259,705      1,045,088
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                                    1,076,735         349,438      5,692,094
           End of period                                            771,733         386,531      5,285,685
                                                                ------------------------------------------
     Change in net unrealized appreciation/
         depreciation during the period                            (305,002)         37,093       (406,409)
                                                                -------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                     673,290         296,798        638,679
                                                                ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                   $ 1,604,040    $    569,861   $  4,314,212
                                                                ------------------------------------------
                                                                ------------------------------------------


SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1998


                                                                                  ASSET
                                                                                 MANAGER:                       GROWTH
                                                                  INDEX 500       GROWTH       CONTRAFUND    OPPORTUNITIES
                                                                  DIVISION       DIVISION       DIVISION        DIVISION
                                                                -------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds                $  1,319,117   $    940,385   $  2,822,307    $    189,749

EXPENSES
    Mortality and expense risk and
      administrative charges                                         537,288        137,806        749,475          92,880
                                                                -------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         781,829        802,579      2,072,832          96,869

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments             3,619,609        352,411      2,624,759         225,476
      Net unrealized appreciation (depreciation)
        of investments
          Beginning of period                                      5,720,773      1,122,816     10,859,280         228,284
          End of period                                           10,550,064      1,293,807     19,846,348       1,513,343
                                                                -------------------------------------------------------------
      Change in net unrealized appreciation/
        depreciation during the period                             4,829,291        170,991      8,987,068       1,285,059
                                                                -------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                    8,448,900        523,402     11,611,827       1,510,535
                                                                -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                   $  9,230,729   $  1,325,981   $ 13,684,659    $  1,607,404
                                                                =============================================================


                                                                                  GROWTH &
                                                                 BALANCED          INCOME
                                                                 DIVISION         DIVISION         TOTAL
                                                                ------------------------------------------
INVESTMENT INCOME
    Reinvested dividends from Fidelity VIP Funds                $ 143,740      $     24,141   $ 28,255,381

EXPENSES
    Mortality and expense risk and
      administrative charges                                        48,124          118,563      5,189,135
                                                                ------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        95,616          (94,422)    23,066,246

REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS
      Net realized gain (loss) on sales of investments             138,125          536,772     16,494,369
      Net unrealized appreciation (depreciation)
        of investments
          Beginning of period                                       92,292          115,438     54,894,521
          End of period                                            375,864        1,782,414     73,959,732
                                                                ------------------------------------------
      Change in net unrealized appreciation/
        depreciation during the period                             283,572        1,666,976     19,065,211
                                                                ------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                                    421,697        2,203,748     35,559,580
                                                                ------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                   $  517,313     $  2,109,326   $ 58,625,826
                                                                ------------------------------------------
                                                                ------------------------------------------


SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998


                                                                    MONEY                       EQUITY-
                                                                    MARKET      HIGH INCOME      INCOME          GROWTH
                                                                   DIVISION       DIVISION      DIVISION        DIVISION
                                                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    888,782   $  3,728,044   $  4,069,072    $  5,745,699
    Net realized gain (loss) on sales of investments                       -       (801,344)     4,379,481       3,135,995
    Change in net unrealized appreciation/
      depreciation during the period                                  11,413     (4,872,337)      (591,885)      7,969,381
                                                                --------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                                  900,195     (1,945,637)     7,856,668      16,851,075

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          7,683,172      8,856,054      7,648,252       3,421,968
      Contract terminations and benefits                          (2,691,835)    (2,997,649)    (5,623,280)     (2,755,249)
      Net transfers among investment options                       6,847,731     (6,026,119)    (4,949,952)     (1,119,971)
                                                                --------------------------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                            11,839,068       (167,714)    (2,924,980)       (453,252)
                                                                --------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 12,739,263     (2,113,351)     4,931,688      16,397,823

Net assets, beginning of year                                     18,158,891     35,697,718     82,554,974      45,274,081
                                                                --------------------------------------------------------------

NET ASSETS, END OF YEAR                                         $ 30,898,154   $ 33,584,367   $ 87,486,662    $ 61,671,904
                                                                --------------------------------------------------------------
                                                                --------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    584,624        525,737        201,453          69,040
    Terminations and benefits                                       (202,925)      (181,235)      (149,003)        (55,771)
    Net transfers                                                    513,031       (351,400)      (136,924)        (23,611)
                                                                --------------------------------------------------------------
Net increase (decrease) in units                                     894,730         (6,898)       (84,474)        (10,342)
                                                                --------------------------------------------------------------
                                                                --------------------------------------------------------------


                                                                                 INVESTMENT        ASSET
                                                                  OVERSEAS       GRADE BOND       MANAGER
                                                                  DIVISION        DIVISION       DIVISION
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    930,750   $    273,063    $ 3,675,533
    Net realized gain (loss) on sales of investments                 978,292        259,705      1,045,088
    Change in net unrealized appreciation/
      depreciation during the period                                (305,002)        37,093       (406,409)
                                                                ------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                                1,604,040        569,861      4,314,212

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          1,093,541      1,092,650      1,930,458
      Contract terminations and benefits                          (1,055,210)      (743,383)    (3,832,539)
      Net transfers among investment options                        (430,261)     1,199,932       (228,711)
                                                                ------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                              (391,930)     1,549,199     (2,130,792)
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  1,212,110      2,119,060      2,183,420

Net assets, beginning of year                                     15,255,965      7,148,283     32,576,964
                                                                ------------------------------------------

NET ASSETS, END OF YEAR                                         $ 16,468,075   $  9,267,343   $ 34,760,384
                                                                ------------------------------------------
                                                                ------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                     46,142         66,699         71,404
    Terminations and benefits                                        (45,504)       (40,466)      (141,174)
    Net transfers                                                    (21,246)        57,607         (6,639)
                                                                ------------------------------------------
Net increase (decrease) in units                                     (20,608)        83,840        (76,409)
                                                                ------------------------------------------
                                                                ------------------------------------------

SEE ACCOMPANYING NOTES.

      Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1998


                                                                                  ASSET
                                                                                 MANAGER:                       GROWTH
                                                                  INDEX 500       GROWTH       CONTRAFUND    OPPORTUNITIES
                                                                  DIVISION       DIVISION       DIVISION        DIVISION
                                                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    781,829   $    802,579   $  2,072,832    $     96,869
    Net realized gain (loss) on sales of investments               3,619,609        352,411      2,624,759         225,476
    Change in net unrealized appreciation/
      depreciation during the period                               4,829,291        170,991      8,987,068       1,285,059
                                                                ----------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                                9,230,729      1,325,981     13,684,659       1,607,404

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          5,157,740      2,886,782      6,518,733       3,346,797
      Contract terminations and benefits                          (1,781,004)      (281,616)    (2,443,405)       (233,462)
      Net transfers among investment options                         603,805        948,447     (2,118,664)      2,333,223
                                                                ----------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                             3,980,541      3,553,613      1,956,664       5,446,558
                                                                ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                 13,211,270      4,879,594     15,641,323       7,053,962

Net assets, beginning of year                                     33,234,201      7,852,221     48,043,652       3,848,214
                                                                ----------------------------------------------------------

NET ASSETS, END OF YEAR                                         $ 46,445,471   $ 12,731,815   $ 63,684,975    $ 10,902,176
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    204,765        162,656        305,274         257,477
    Terminations and benefits                                        (71,117)       (15,048)      (114,077)        (17,672)
    Net transfers                                                     17,967         30,614       (107,575)        178,875
                                                                ----------------------------------------------------------
Net increase (decrease) in units                                     151,615        178,222         83,622         418,680
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------



                                                                 BALANCED          GROWTH &
                                                                 DIVISION           INCOME       TOTAL
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $     95,616   $    (94,422)  $ 23,066,246
    Net realized gain (loss) on sales of investments                 138,125        536,772     16,494,369
    Change in net unrealized appreciation/
      depreciation during the period                                 283,572      1,666,976     19,065,211
                                                                ------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                                  517,313      2,109,326     58,625,826

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          1,434,916      3,045,089     54,116,152
      Contract terminations and benefits                            (145,600)      (309,544)   (24,893,776)
      Net transfers among investment options                       1,567,149      3,885,871      2,512,480
                                                                ------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                             2,856,465      6,621,416     31,734,856
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  3,373,778      8,730,742     90,360,682

Net assets, beginning of year                                      1,990,601      3,924,144    335,559,909
                                                                ------------------------------------------

NET ASSETS, END OF YEAR                                         $  5,364,379   $ 12,654,886   $425,920,591
                                                                ------------------------------------------
                                                                ------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    125,126        228,119
    Terminations and benefits                                        (18,419)       (22,336)
    Net transfers                                                    125,073        284,554
                                                                ---------------------------
Net increase (decrease) in units                                     231,780        490,337
                                                                ---------------------------
                                                                ---------------------------


SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997



                                                                    MONEY                       EQUITY-
                                                                    MARKET      HIGH INCOME      INCOME          GROWTH
                                                                   DIVISION       DIVISION      DIVISION        DIVISION
                                                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $ 734,504      $  1,518,645   $  4,824,184    $    721,529
    Net realized gain on sales of investments                            -          760,264      1,220,503       2,802,454
    Change in net unrealized appreciation
      during the period                                                  -        1,670,529      9,525,676       4,262,548
                                                                --------------------------------------------------------------
Net increase in net assets resulting from operations               734,504        3,949,438     15,570,363       7,786,531

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                       14,076,961        8,893,416     13,965,376       5,919,207
      Contract terminations and benefits                         (2,421,910)     (4,148,133)    (3,205,355)     (2,392,011)
      Net transfers among investment options                    (12,252,316)      3,601,295      1,081,673        (134,896)
                                                                --------------------------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                            (597,265)       8,346,578     11,841,694       3,392,300
                                                                --------------------------------------------------------------
INCREASE IN NET ASSETS                                             137,239       12,296,016     27,412,057      11,178,831

Net assets, beginning of year                                   18,021,652       23,401,702     55,142,917      34,095,250
                                                                --------------------------------------------------------------

NET ASSETS, END OF YEAR                                         $ 18,158,891   $ 35,697,718   $ 82,554,974    $ 45,274,081
                                                                --------------------------------------------------------------
                                                                --------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                1,114,197          558,880        422,804         144,679
    Terminations and benefits                                     (191,440)        (271,245)       (91,232)        (58,086)
    Net transfers                                                 (968,450)         215,858         18,003          (1,855)
                                                                --------------------------------------------------------------
Net increase (decrease) in units                                   (45,693)         503,493        349,575          84,738
                                                                --------------------------------------------------------------
                                                                --------------------------------------------------------------


                                                                                 INVESTMENT        ASSET
                                                                  OVERSEAS       GRADE BOND       MANAGER
                                                                  DIVISION        DIVISION       DIVISION
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    865,099   $    249,347   $  3,118,731
    Net realized gain on sales of investments                        603,432         34,624        929,804
    Change in net unrealized appreciation
      during the period                                             (294,024)       137,523      1,313,957
                                                                ------------------------------------------
Net increase in net assets resulting from operations               1,174,507        421,494      5,362,492

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          2,914,588        903,638      2,746,016
      Contract terminations and benefits                          (1,275,749)      (295,183)    (3,098,725)
      Net transfers among investment options                         680,539        514,038     (1,391,288)
                                                                ------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                             2,319,378      1,122,493     (1,743,997)
                                                                ------------------------------------------
INCREASE IN NET ASSETS                                             3,493,885      1,543,987      3,618,495

Net assets, beginning of year                                     11,762,080      5,604,296     28,958,469
                                                                ------------------------------------------

NET ASSETS, END OF YEAR                                         $ 15,255,965   $  7,148,283   $ 32,576,964
                                                                ------------------------------------------
                                                                ------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    132,358         53,477        116,674
    Terminations and benefits                                        (57,026)       (17,510)      (132,593)
    Net transfers                                                     31,275         27,162        (58,489)
                                                                ------------------------------------------
Net increase (decrease) in units                                     106,607         63,129        (74,408)
                                                                ------------------------------------------
                                                                ------------------------------------------

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1997


                                                                                  ASSET
                                                                                 MANAGER:                       GROWTH
                                                                  INDEX 500       GROWTH       CONTRAFUND    OPPORTUNITIES
                                                                  DIVISION       DIVISION       DIVISION        DIVISION
                                                                -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    182,158   $    (80,700)  $    410,353    $    (19,432)
    Net realized gain on sales of investments                      1,071,877        474,836        960,967          86,693
    Change in net unrealized appreciation
      during the period                                            4,188,231        952,751      6,284,192         228,284
                                                                ---------------------------------------------------------------
Net increase in net assets resulting from operations               5,442,266      1,346,887      7,655,512         295,545

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          9,004,723      2,970,634     10,325,955       2,953,975
      Contract terminations and benefits                            (657,828)      (406,304)    (1,976,049)        (36,079)
      Net transfers among investment options                       6,587,964        (78,663)     2,335,510         634,773
                                                                ---------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                            14,934,859      2,485,667     10,685,416       3,552,669
                                                                ---------------------------------------------------------------
INCREASE IN NET ASSETS                                            20,377,125      3,832,554     18,340,928       3,848,214

Net assets, beginning of year                                     12,857,076      4,019,667     29,702,724              -
                                                               ----------------------------------------------------------------

NET ASSETS, END OF YEAR                                         $ 33,234,201   $  7,852,221   $ 48,043,652    $  3,848,214
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    430,320        183,734        571,556         266,949
    Terminations and benefits                                        (30,797)       (24,412)      (101,248)         (3,103)
    Net transfers                                                    320,269          5,421        127,720          57,106
                                                                ---------------------------------------------------------------
Net increase (decrease) in units                                     719,792        164,743        598,028         320,952
                                                               ----------------------------------------------------------------
                                                               ----------------------------------------------------------------


                                                                                  GROWTH &
                                                                 BALANCED          INCOME
                                                                 DIVISION         DIVISION         TOTAL
                                                                ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                $    (10,036)  $     81,578   $ 12,595,960
    Net realized gain on sales of investments                         13,552         86,669      9,045,675
    Change in net unrealized appreciation
      during the period                                               92,292        115,438     28,477,397
                                                                ------------------------------------------
Net increase in net assets resulting from operations                  95,808        283,685     50,119,032

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                          1,711,873      2,726,972     79,113,334
      Contract terminations and benefits                             (22,531)       (40,093)   (19,975,950)
      Net transfers among investment options                         205,451        953,580      2,737,660
                                                                ------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                             1,894,793      3,640,459     61,875,044
                                                                ------------------------------------------
INCREASE IN NET ASSETS                                             1,990,601      3,924,144    111,994,076

Net assets, beginning of year                                              -              -    223,565,833
                                                                ------------------------------------------

NET ASSETS, END OF YEAR                                         $  1,990,601   $  3,924,144   $335,559,909
                                                                ------------------------------------------
                                                                ------------------------------------------
UNIT TRANSACTIONS
    Contributions                                                    156,357        241,192
    Terminations and benefits                                         (2,031)        (3,381)
    Net transfers                                                     20,903         84,104
                                                                ---------------------------
Net increase (decrease) in units                                     175,229        321,915
                                                                ---------------------------
                                                                ---------------------------


SEE ACCOMPANYING NOTES.

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                            Notes to Financial Statements

                                  December 31, 1998


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company ("National Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by National Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed rate guaranteed rate options of National Integrity's Separate Account GPO.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has thirteen investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1998 for this Separate Account.

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MONEY MARKET PORTFOLIO seeks to earn as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

     HIGH INCOME PORTFOLIO seeks to earn a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

     EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. The portfolio seeks a yield which exceeds the composite yield on the securities compromising S&P 500. It normally invests at least 65% of its assets in income-producing equity securities.

     GROWTH PORTFOLIO seeks capital appreciation through investing its assets in the stock of companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry market position. The stock of these companies are often called "growth" stocks.

     OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

     INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The portfolio has a "neutral" mix of assets which represents the general allocation of the fund's investments over the long term. The approximate "neutral" mix for stocks, bonds and short-term investments is 70%, 25% and 5%, respectively.

CONTRAFUND PORTFOLIO seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

     GROWTH & INCOME PORTFOLIO seeks a high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying current dividends, but offer the potential for capital appreciation on future income. Investments may also include bonds, lower quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                  Separate Account I
                                          of
                      National Integrity Life Insurance Company

                      Notes to Financial Statements (continued)


2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1998 and the cost of shares held at December 31, 1998 for each division were as follows:


                DIVISION                 PURCHASES       SALES          COST
--------------------------------------------------------------------------------
Money Market                           $  57,164,756 $  44,405,551 $  30,920,167
High Income                               28,669,669    25,112,865    35,243,501
Equity-Income                             14,189,602    13,068,281    70,190,801
Growth                                    17,057,691    11,735,913    45,159,690
Overseas                                   7,807,526     7,263,694    15,698,492
Investment Grade Bond                      5,978,086     4,151,531     8,883,163
Asset Manager                              7,745,093     6,197,570    29,476,754
Index 500                                 15,031,271    10,266,715    35,899,639
Asset Manager: Growth                      7,334,692     2,973,879    11,441,294
Contrafund                                11,533,203     7,497,076    43,842,446
Growth Opportunities                       7,345,397     1,803,250     9,386,847
Balanced                                   4,432,410     1,480,131     4,987,932
Growth & Income                            9,945,357     3,416,078    10,875,215
                                                                   -------------
                                                                   $ 352,005,941
                                                                   -------------
                                                                   -------------

3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                                PART C

                           OTHER INFORMATION
                           -----------------



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------



(a)       Financial Statements included in Part A:
          ----------------------------------------



          Part 1 - Financial Information



          Financial Statements included in Part B:
          ----------------------------------------



          Separate Account I:
          -------------------



          Report of Independent Auditors
          Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997
          Notes to Financial Statements



          National Integrity Life Insurance Company:
          ------------------------------------------



          Report of Independent Auditors
          Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997 Statements of Income (Statutory Basis) for the Years Ended
               December 31, 1998 and 1997
          Statements of Changes in Capital and Surplus (Statutory Basis) for
               the Years Ended December 31, 1998 and 1997
          Statements of Cash Flows (Statutory Basis) for the Years Ended
               December 31, 1998 and 1997
          Notes to Financial Statements (Statutory Basis)





(b)       Exhibits:
          ---------

          The following exhibits are filed herewith:

          1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (NATIONAL INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8905), filed on September 19, 1986.

          2.       Not applicable.

          3.(a) Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. ("IFS") (the previous principal underwriter) and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905) filed on March 2, 1992.

         3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement
                   (File No. 33-56658), filed on May 1, 1996.

         4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement
                   (File No. 33-51126), filed on August 20, 1992.

         4.(b) Form of group variable annuity contract. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

         4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

         4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from amendment no. 1 to Registrant's Form S-1 registration statement
                   (File No. 33-51122), filed on November 10, 1992.

         5. Form of application. Incorporated by reference from Registrant's Form N-4 registration statement
                   (File No. 33-56658), filed on December 31, 1992.

         6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119), filed on January 19, 1990.

         6.(b) By-Laws of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement
                   (File No. 33-33119), filed on January 19, 1990.

         7. Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995 (filed herewith). Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on April 28, 1995.

         8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905), filed on March 2, 1992.

         8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement
                   (File No. 33-8905), filed on March 2, 1992.

         8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement
                   (File No. 33-56658), filed on May 1, 1996.

         8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658) filed on May 6, 1998.

         9. Opinion and Consent of Kevin L. Howard. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658) filed on May 6, 1998.


         10.       Consents of Ernst & Young LLP.


         11.       Not applicable.

         12.       Not applicable.

         13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No.33-56658), filed on May 1, 1996.

         14.       Not applicable.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
         ---------------------------------------

         Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.


DIRECTORS:
----------

Name and Principal Business Address              Position and Offices with National Integrity
-----------------------------------              --------------------------------------------
Dennis L. Carr                                   Director, Executive Vice President and
ARM Financial Group Inc.                         Chief Actuary
515 West Market Street
Louisville, KY 40202

Daniel J. Downing                                Director
National Integrity Life Insurance Company
15 Matthews Street, Suite 200
Goshen, NY 10924

Dudley J. Godfrey, Jr.                           Director
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202-3590

Donald B. Henderson, Jr.                         Director
LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street
New York, New York  10019-4513

Michael F. Holland                               Director
Holland & Company, L.L.C.
375 Park Avenue
New York, NY 10152

Mark V. Kaminski                                 Director
Commonwealth Industries
500 West Jefferson Street
Citizens Plaza
Louisville, KY 40202

Edward D. Powers                                 Director
6064 Shipyard Lane
Easton, Maryland  21601

Colin F. Raymond                                 Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Martin H. Ruby                                   Director, Chairman of the Board
ARM Financial Group Inc.                         and Chief Executive Officer
515 West Market Street
Louisville, Kentucky  40202


Irwin T. Vanderhoof                              Director
18 Two Bridges Road
Towaco, New Jersey

John R. Lindholm                                 Director and President
ARM Financial Group, Inc.
515  West Market Street
Louisville, Kentucky  40202

Edward L. Zeman                                  Director, Executive Vice President
ARM Financial Group, Inc.                        and Chief Financial Officer
515 West Market Street
Louisville, Kentucky  40202

SELECTED OFFICERS:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville, Kentucky 40202.)


Name and Principal Business Address              Position and Offices with National Integrity
-----------------------------------              --------------------------------------------
John R. McGeeney                                 Executive Vice President, General Counsel

David E. Ferguson                                Executive Vice President and Chief Technology Officer

Michael A. Cochran                               Tax Officer

Peter S. Resnik                                  Treasurer

Barry G. Ward                                    Controller

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON
         CONTROL WITH NATIONAL INTEGRITY OR REGISTRANT
         ----------------------------------------------

         National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio stock life insurance corporation. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and disbursing agency.

         In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial.
 On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.

ITEM 27.  NUMBER OF CONTRACT OWNERS
          -------------------------

         As of January 31, 1998 there were 6,167 contract owners of Separate Account I of National Integrity.

ITEM 28. INDEMNIFICATION
         ---------------

BY-LAWS OF NATIONAL INTEGRITY. National Integrity's By-Laws provide, in
Article VII, as follows:

         7.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

         (a) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director, officer, employee or incorporator of the Company shall be indemnified by the Company;

         (b) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (c) the related expenses of any such person in any other of said categories may be advanced by the Company.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

         SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

         SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

AGREEMENTS. National Integrity and ARM Securities, including each director, officer, and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling Agreement and Section 9 of the Form of Variable Contract Selling Agreement incorporated as Exhibit 3(a) to this Registration Statement. Those sections are incorporated by reference into this response. In addition, National Integrity and ARM Securities, including each director, officer and controlling person of National Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreements incorporated as Exhibits 8(a) and 8(b) to this Registration Statement. That article is incorporated by reference into this response. Certain officers and directors of National Integrity are officers and directors of ARM Securities (see Item 25 and Item 29 of this Part C).

INSURANCE. The directors and officers of National Integrity and ARM Securities are insured under a policy, issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

          (a) ARM Securities is the principal underwriter for Separate Account I. ARM Securities also serves as an underwriter for Separate Account II of National Integrity, Separate Accounts I, II and III of Integrity, and The Legends Fund, Inc. National Integrity is the Depositor of Separate Accounts I, II, III, Ten and VUL.

          (b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities, are as follows:


Name and Principal Business Address                Position and Offices with ARM Securities
-----------------------------------                ----------------------------------------
Edward J. Haines                                   Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                                   Director, Secretary, General Counsel and Compliance Officer
515 West Market Street
Louisville, Kentucky  40202

Peter S. Resnik                                    Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                                     Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                                      Vice President
1550 East Shaw #120
Fresno, California  93710

Ronald Geiger                                      Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                                      Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                                 Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                                    Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                                    Marketing Officer
515 West Market Street
Louisville, Kentucky  40202

          (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
         --------------------------------

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 515 West Market Street, Louisville, Kentucky 40202 or 15 Matthews Street, Suite 200, Goshen, New York 10924.

ITEM 31. MANAGEMENT SERVICES
         -------------------

         The contract under which management-related services are provided to National Integrity is discussed under Part 1 of Part B.

ITEM 32. UNDERTAKINGS
         ------------

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         National Integrity represents that aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

                                   SIGNATURES


            As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on the 23rd day of April, 1999.


                              SEPARATE ACCOUNT I OF
                   NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                 By:  National Integrity Life Insurance Company
                                 (Depositor)



                                By: /s/ John R. Lindholm
                                   ---------------------
                                        John R. Lindholm
                                          President

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                                By: /s/ John R. Lindholm
                                    --------------------
                                    John R. Lindholm
                                        President


                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 1st day of March, 1999

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)


                                By: /s/ John R. Lindholm
                                    --------------------
                                    John R. Lindholm
                                        President

         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:       /s/ John R. Lindholm
                                   ---------------------
                                   John R. Lindholm
                                   President
                                   Date:  04/23/99



PRINCIPAL FINANCIAL OFFICER:      /s/ Edward L. Zeman
                                  -----------------------------------------
                                  Edward L. Zeman, Executive Vice President-
                                   Chief Financial Officer
                                  Date: 04/23/99



PRINCIPAL ACCOUNTING OFFICER:     /s/ Barry G. Ward
                                  --------------------------------
                                  Barry G. Ward, Controller
                                  Date: 04/23/99


DIRECTORS:


/s/ John R. Lindholm              /s/ Edward L. Zeman
--------------------              --------------------------------
John R. Lindholm                  Edward L. Zeman
Date: 04/23/99                    Date: 04/23/99



/s/ Martin H. Ruby               /s/ Donald B. Henderson, Jr.
---------------------            ----------------------------------
Martin H. Ruby                   Donald B. Henderson, Jr.
Date: 04/23/99                   Date: 04/23/99



                                 /s/Edward D. Powers
---------------------            ----------------------------------
Irwin T. Vanderhoof              Edward D. Powers
Date: 04/23/99                   Date: 04/23/99


/s/ Dudley J. Godfrey, Jr.
--------------------------       -----------------------------------

Dudley J. Godfrey, Jr.           David F. Babbel
----------------------           ----------------------------------
Date: 04/23/99                   Date: 04/23/99



/s/ Dennis L. Carr               /s/ Daniel J. Downing
------------------               -----------------------------------
Dennis L. Carr                   Daniel J. Downing
Date: 04/23/99                   Date: 04/23/99



/s/ Michael F. Holland           /s/ Mark V. Kaminski
----------------------           -----------------------------------
Michael F. Holland               Mark V. Kaminski
Date: 04/23/99                   Date: 04/23/99



--------------------------
Colin F. Raymond
Date: 04/23/99